October 31, 1997



Annual Report



INVESCO STRATEGIC PORTFOLIOS

Energy

Environmental Services

Financial Services

Gold

Health Sciences

Leisure

Technology

Utilities


No-load portfoios investing in
targeted industry sectors.


INVESO FUNDS

Market Overview                                                    November 1997
     Despite some volatility, this has been a gratifying year for stock investors. Broad market averages are approaching a third year of double-digit returns, consumer confidence is running at historically high levels, the economy has been expanding for 79 months, inflation measured at the consumer level is non-existent, and interest rates remain low. Within this near-perfect economic environment, corporate earnings have thrived, as downsizing and corporate restructuring - along with improved worker productivity - helped make U.S. companies the most efficient in the world. In fact, the S&P 500 Index operating earnings have increased at a double-digit rate for an unprecedented fifth consecutive year.(1)
    With all the good news about the economy, financial markets have produced euphoric results over the last 12 months. These strong returns, however, were accompanied by increased volatility. In the early spring, fears of inflation and an overheating economy caused the Federal Reserve Board to increase the short-term interest rates by 25 basis points - producing a sharp pullback in the equity markets. In August, renewed inflation fears as well as concerns about corporate earnings again dampened investors' returns. In both cases, the markets quickly recovered and continued their upward trend.
     However, in the fall, U.S. equity markets experienced their first correction-- a decline in value of more than 10% from their highs - in more than seven years. On October 27, the Dow Jones Industrial Average plunged 554.26 points (the largest point decline in history, but twelfth in percentage terms) as fears of slowing economies in the Asia/Pacific Rim region reignited worries about corporate earnings and the value of the domestic markets.(1) However, the market recovered almost half of its losses the following day. Investors need to remember that, in times of volatility, emotions sway markets more than fundamentals. Fears of a global recession and an international currency meltdown were not supported by economic data, and the market has already recovered its losses.
    Furthermore, the U.S. economy is still the dominant economy in the world, and remains fundamentally sound. Granted, a slowdown in Asia/Pacific Rim countries may reduce corporate earnings for selected multinational companies, but it will probably not derail the expansion here at home. Continued low interest rates, non-existent inflation, and a better-balanced equity market with strong returns being posted across the capitalization spectrum bodes well for the domestic economy and equity markets. Consequently, the health of the economy and financial markets appears strong, although volatility is likely to continue.
    As we approach the new year, it is a good time to re-evaluate your financial goals. From a historical perspective, domestic equity indexes have averaged 10% to 12% per year. When investors plan their financial strategies, such average results are appropriate benchmarks -- not the 20% to 30% recently earned in the financial markets.

Energy Portfolio

                               Energy Portfolio
                        Average Annualized Total Return
                               as of 10/31/97(2)

                    1 year                             40.65%
                    -----------------------------------------
                    5 years                            18.87%
                    -----------------------------------------
                    10 years                           11.01%
                    -----------------------------------------


      The fund's competitive  performance has improved  significantly since John
S. Segner - an industry veteran with over 15 years of experience in the investment and energy industry - assumed responsibilities of portfolio manager. John has reduced the number of stocks, while increasing market capitalization and quality characteristics to create a better-balanced portfolio. Independent mutual fund analyst Lipper Analytical Services ranked INVESCO Energy Portfolio #2 out 44 natural resources funds for the one-year period ended 10/31/97. For the five-year period, the fund was ranked #5 of 17 funds; for the 10-year period, #7 of 12.(3)
      For the one-year period ended 10/31/97, Energy Portfolio achieved a total return of 40.65%, compared to 32.06% for the S&P 500. For the six-month period ended 10/31/97, the fund had a total return of 39.77%, compared to 15.12% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the Energy Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/97.

     During the last year, the fundamentals for the energy industry have improved. Worldwide oil demand is currently at 95% of production capacity and increasing -- the highest level in 17 years. Replacement reserves for oil and natural gas have been tapped during the last decade to meet temporary supply-and-demand imbalances; these reserves are now close to being depleted. Thus, any increase in demand should translate into an increase in prices and profitability of selected energy companies. In addition, many firms, through corporate restructuring and increased worker productivity, are much more efficient than they were 10 years ago.
     Within this environment, we continue to favor oil service companies, as well as natural gas and oil production and exploration firms. Oil service companies have enhanced the fund's returns as increased profit margins, better use of technology, and strong international demand for oil improved profitability. One of our favorites remains Baker Hughes, which appears cheaply valued compared to its potential growth rate.
      Natural gas and oil production and exploration companies have also contributed to the fund's results. As mentioned above, supply and demand for oil are nearly equal. Any increase in demand may force a greater emphasis on exploration and production, as companies are no longer able to simply "turn on the valve" and increase supply. This is also applicable to natural gas, and we remain bullish on both industries.

      The energy sector has historically had a 10- to 15-year life cycle. After years of underperforming the broad market, this sector appears to be entering a new growth cycle. We believe that emerging and developing nations will increase their use of oil and natural gas as they develop their infrastructures. This may put pressure on oil and natural gas prices in the future. Of course, even though fundamentals are improving, we may experience increased volatility in the near future as concerns about the economies of the Asia/Pacific Rim region persist. However, for the long-term investor, the fundamentals appear bright.
      Vice President John S. Segner assumed the responsibilities of portfolio manager in February, 1997. He received a BS from the University of Alabama and an MBA from the University of Texas at Austin. Before joining INVESCO in 1997, John served as Managing Director and Principal for The Mitchell Group, and was a co-manager of an institutional energy portfolio worth over $250 million. Prior to The Mitchell Group, he held responsibilities with Texaco Inc., Amerada Hess Corporation, and First Tennessee National Corporation.

Environmental Services Portfolio


                        Environmental Services Portfolio
                        Average Annualized Total Return
                              as of 10/31/97(2)

                    1 year                             19.13%
                    -----------------------------------------
                    5 years                            10.41%
                    -----------------------------------------
                    Since inception 1/91                6.59%
                    -----------------------------------------

      Lipper Analytical Services ranked INVESCO Environmental Sciences Portfolio #1 of 3 environmental funds for the one-year period ended 10/31/97, based on total return unadjusted for commissions. For the five-year period, the fund was ranked #1 of 3 funds.(3)
     For the one-year period ended 10/31/97, Environmental Services Portfolio had a total return of 19.13%, compared to 32.06% for the S&P 500. For the six-month period ended 10/31/97, the fund had a total return of 23.74%, compared to 15.12% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
      After years of underperforming the broad market, the outlook for environmental stocks is improving. Industry consolidation and improved efficiencies have led to more profitable companies. The fund maintains its focus on the highest growth firms within the environmental services sector. We continue to believe that the water and solid waste industries offer the best growth prospects for the long-term investor.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the Environmental Services Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/91) through 10/31/97.

      In the water industry, population shifts to warm, dry climates, and deteriorating Municipal water systems, are leading to an increased demand for clean water by consumers. This situation may translate into increased revenue for companies that specialize in clean and purified water. Some of our favorite companies in this industry are US Filter, Culligan Water, and Waterlink Inc.
      The solid waste (or trash) industry is also fundamentally improving. Favorable financial market conditions are hastening acquisitions. This had led to an increase in earnings growth for the acquirer. USA Waste Services, and Republic Industries are two such companies experiencing strong revenue growth, are active in acquisitions, and have excellent management teams.
      Looking forward, because the environmental services sector deals with a necessity, it may experience less volatility compared to the broad market. While price fluctuations may persist in the overall market for the near-term, environmental stocks appear to have turned the corner and may be entering a prolonged growth period.
     Environmental Services Portfolio is managed by INVESCO Vice President Gerard Hallaren. A Chartered Financial Analyst, Gerard earned a BA in economics for the University of Massachusetts -- Amherst. He began his investment career in 1983.

Financial Services Portfolio

                          Financial Services Portfolio
                        Average Annualized Total Return
                               as of 10/31/97(2)

                    1 year                             39.80%
                    -----------------------------------------
                    5 years                            24.88%
                    -----------------------------------------
                    10 years                           24.41%
                    -----------------------------------------

      Overall, and for the three-, five- and 10-year periods ended 10/31/97, the fund received the prestigious five-star rating for risk-adjusted performance by independent mutual fund analyst Morningstar.(4)

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the Financial Services Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/97.

      During the one-year period ended 10/31/97, Financial Services Portfolio achieved a total return of 39.80%, compared to 32.06% for the S&P 500. For the six-month period ended 10/31/97, the fund had a total return of 21.79%, compared to 15.12% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)

      Financial services industries produced strong returns again in 1997. In our opinion, consolidation, improving profit margins, and strong demographic trends make this one of the most exciting growth sectors. During the last year, the fund's performance was enhanced by individual stock and industry selection. In the spring, strong gains were produced by most insurance companies in the portfolio, although after their phenomenal appreciation, we cautiously scaled back our positions. However, we do remain selectively exposed to property and casualty companies with attractive niche positions, such as Chubb Corp.
      In the banking industry, the increased pace of consolidation and improved efficiencies are translating into greater profitability. The fund maintains its focus on conservative, fundamentally sound regional banks. We continue to believe that improving profit margins and consolidation give this industry strong prospects for earnings growth. One of our favorite regional banks with exceptional upward potential is First Tennessee National.
     On a stock-by-stock basis, strong returns were posted for the portfolio by American International Group, BankAmerica Corp, and Imperial Bancorp. American International Group is a worldwide diversified financial services company that continues to increase its exposure in international markets. BankAmerica Corp is a market-leading firm whose management is committed to improving shareholder value. Imperial Bancorp is a regional bank located in California with improving fundamentals and increasing market share.
      Looking forward, the fund will maintain its balanced approach. By having a broad-based exposure to market-leading companies with defensible positions, the fund should be well-positioned to weather potentially volatile market conditions. An added bonus is that many of these stocks are trading at reasonable valuation levels and pay a high dividend yield when compared to classic growth companies. Over the next few months, we may selectively increase the fund's exposure to asset management firms, which should benefit from the aging of America, as well as the global transition away from defined benefit to defined contribution retirement plans.
      Financial Services Portfolio is co-managed by INVESCO Senior Vice President Daniel B. Leonard and Vice President Jeffrey G. Morris. Dan joined INVESCO in 1975; his investment experience extends back to 1960. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University.
      Jeff was named co-manager of the fund in March 1997. He joined INVESCO in 1991, served as a research analyst from 1994 to 1995, and became a vice president in 1997. He earned a BS from Colorado State University and MS from University of Colorado - Denver. He is a Chartered Financial Analyst.

Gold Portfolio
      For the one-year period ended 10/31/97, Gold Portfolio had a total return of -44.38%, compared to 32.06% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1)(2)
      The fund primarily invests in growth gold companies, typically junior- to mid-size gold exploration concerns. Their value is highly dependent on the perceived demand for and price of gold. In the last 12 months, gold bullion declined from a peak price of $383.70 per troy ounce to $311.30 and reached a 12-year low earlier this fall. The price decrease can be attributed to a continuing deflationary trend worldwide and heavy selling of their gold reserves by foreign central banks - especially Australia's decision to sell 60% of its gold reserves last summer.

Gold Portfolio

                                Gold Portfolio
                        Average Annualized Total Return
                               as of 10/31/97(2)

                    1 year                            -44.38%
                    -----------------------------------------
                    5 years                             2.26%
                    -----------------------------------------
                    10 years                           -2.10%
                    -----------------------------------------

      A second problem that plagued growth gold companies during the 12 months was the credibility issue associated with the Bre-X Minerals Ltd. scandal. That company falsified claims that they had discovered one of the world's largest gold deposits in Indonesia. The highly publicized hoax had a spill-over effect and dampened investors' enthusiasm for all growth gold companies, with a devastating effect on the stock prices of junior- to mid-size gold exploration firms in 1997. The fund held a position in Bre-X, but closed its holdings earlier this year for a substantial profit.
      Looking forward, growth gold stocks may continue to experience volatility in the short-term. However, market pessimism is at a peak and short-sale positions are at historical highs -- typical signals that the bottom is near. We believe that the long-term fundamentals of the sector remain positive. Worldwide demand for gold, particularly in Asia, continues to grow, outstripping production supply. When the oversupply of gold due to central bank selling "washes out" of the system, we may see a price rebound. This would have positive effects on growth gold companies, and might increase the pace of consolidation within the industry. We remain strong believers in the long-term fundamentals of the sector and in companies such as Euro-Nevada Mining (a mining royalty company) and Getchell Gold (a domestic gold mining firm which owns intriguing properties).

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the Gold Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/97.

      Gold Portfolio is managed by Senior Vice President Daniel B. Leonard. He joined INVESCO in 1975; his investment experience extends back to 1960. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University.

Health Sciences Portfolio

                            Health Sciences Portfolio
                         Average Annualized Total Return
                                as of 10/31/97(2)

                    1 year                             22.96%
                    -----------------------------------------
                    5 years                            15.49%
                    -----------------------------------------
                    10 years                           22.83%
                    -----------------------------------------

      Lipper Analytical Services ranked INVESCO Health Sciences Portfolio #1 of 7 health-biotechnology funds for the 10-year period ended 10/31/97, based on total return unadjusted for commissions. For the one-year period, the fund was ranked #24 of 29 funds; for the five-year period, #11 of 13.(3)
      For the one-year period ended 10/31/97, Health Sciences Portfolio had a total return of 22.96%, compared to 32.06% for the S&P 500. For the six-month period ended 10/31/97, the fund had a total return of 17.23%, compared to 15.12% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
      Earlier this year, investors placed a premium on large, liquid stocks with predictable earnings, and large-capitalization pharmaceutical companies benefited. Warner-Lambert Co. experienced significant appreciation as its two new drugs (Lipitor and Rezulin) were well-received by the market. Large-cap drug firms remain a vital part of our portfolio strategy, as we believe an improving regulatory environment, combined with new products in the pipeline, may lead to enhanced valuations.
      Over the last six months, we have witnessed a better-balanced market. This development has proven quite beneficial for the health sciences sector overall. As mentioned in the semiannual report, we felt that many small- and mid-cap stocks were undervalued compared to their growth rates earlier this year. With the shift in market leadership, companies like Guidant Corp. (a developer and manufacturer of cardiac equipment) produced strong returns for the fund. However, one area of disappointment over the last year has been the health care delivery subsector; this group continues to experience deteriorating fundamentals due to their limited ability to control costs.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the Health Sciences Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/97.

      Looking forward, we plan to keep the portfolio skewed towards large-cap pharmaceuticals, while avoiding health care delivery companies until their fundamentals improve. This sector may experience volatility over the near-term, but we remain confident in the long-term potential.
      Health Sciences Portfolio is managed by INVESCO Senior Vice President John
R. Schroer, a Chartered Financial Analyst. He started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

Leisure Portfolio
      Lipper Analytical Services ranked INVESCO Leisure Portfolio #3 of 16 specialty/miscellaneous funds for the 10-year period ended 10/31/97, based on total return unadjusted for commissions. For the one-year period, the fund was ranked #17 of 35 funds; for the five-year period, #10 of 20.(3)
      For the one-year period ended 10/31/97, Leisure Portfolio had a total return of 22.32%, compared to 32.06% for the S&P 500. For the six-month period ended 10/31/97, the fund had a total return of 20.09%, compared to 15.12% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)

                                Leisure Portfolio
                          Average Annualized Total Return
                                as of 10/31/97(2)

                    1 year                             22.32%
                    -----------------------------------------
                    5 years                            17.46%
                    -----------------------------------------
                    10 years                           19.72%
                    -----------------------------------------

      Leisure companies are highly dependent on discretionary spending by consumers. When the economy is expanding, consumers typically spend more money on recreation and entertainment. Early this year, deteriorating business conditions and a slowdown in consumer purchases produced a negative environment for these stocks, which underperformed the broad market. However, in the late spring and summer, consumers increased their spending on leisure activities, rejuvenating these stock prices.
     Within this environment, we have stayed true to our investment discipline. We continue to search worldwide for the best growth opportunities in this group of industries. Through in-depth analysis, we try to identify companies with market leadership and defensible positions that will perform well over the next three to four years. For example, our research identified the advertising agency industry as potentially undervalued with strong growth prospects. This industry is an oligopoly, with only a few companies in the worldwide advertising business. This unusual industry structure has allowed those limited market participants to benefit from expanding global economies. In addition, consolidation within the industry has led to more efficient companies and to stronger-than-expected earnings growth for the industry. Our favorite company remains the Omnicom Group. Omnicom is the second largest global advertising organization, (in terms of worldwide gross revenue) and continues to expand its market share.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the Leisure Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/97.

      Over the last 12 months, the fund's returns were also enhanced through investments in Time Warner, Hilton Hotels, and Harmon International Industries - market-leading companies with improving fundamentals. In fact, Hilton Hotels stock experienced significant appreciation as increased room rates translated into strong earnings growth.
      Looking forward, we remain excited about the long-term fundamentals of the leisure sector. Worldwide demand for leisure products continues to grow at a faster rate than most economies. As demographics change and the world's population matures, we will see an increase in spending on leisure activities. In the coming months, short-term market volatility may continue as slowing economies in the Asia/Pacific Rim region remain a concern for investors. However, we feel that this crisis should be short-term in nature and have little effect on the long-term fundamentals of this particular sector.
      Leisure Portfolio is managed by Mark Greenberg. With over 16 years of experience in the leisure sector, he is a Chartered Financial Analyst and started his investment career in 1980. Mark earned his BSBA in Finance from Marquette University. Prior to joining INVESCO he was with Scudder, Stevens & Clark in New York.

Technology Portfolio
      INVESCO Technology Portfolio was awarded the prestigious five-star rating for risk-adjusted performance by Morningstar, for the 10-year period ended 10/31/97. The fund received a four-star rating for the five-year period, and three stars for the three-year period.(4)
      For the one-year period ended 10/31/97, Technology Portfolio achieved a total return of 20.71%, compared to 32.06% for the S&P 500. For the six-month period ended 10/31/97, the fund had a total return of 18.45%, compared to 15.12% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
      Increased volatility in technology stocks in 1997 made this sector somewhat risky over the short-term. Within this volatile environment, we have favored keeping a relatively high cash balance in the portfolio, which moderated investment results. However, as the market experienced a correction in the fall, we were able to selectively buy attractive securities with strong long-term potential and reduce the fund's cash balance.


                              Technology Portfolio
                        Average Annualized Total Return
                               as of 10/31/97(2)

                    1 year                             20.71%
                    -----------------------------------------
                    5 years                            23.65%
                    -----------------------------------------
                    10 years                           23.92%
                    -----------------------------------------

      The fund continues to invest in market-leading technology companies with defensible positions. These firms typically have more predictable earnings and are better able to weather volatility. Market-leading companies such as International Business Machines (IBM) and Schlumberger Ltd produced strong returns for the fund over the last 12 months and remain dominant holdings in the portfolio. IBM is in a major product cycle which should translate into accelerating earnings, and they are the best company to address "Year 2000" computer problems. Schlumberger Ltd is an energy company with cutting-edge technology called three dimensional seismic analysis, which helps identify potential oil and natural gas deposits.
      Looking forward, we believe that technology companies will be a major engine of growth for the U.S. economy in coming years. However, the market may experience increased volatility as investor expectations have become a tad unrealistic. Nevertheless, this sector still appears to have excellent long-term fundamentals for those able to weather short-term risk.
      Technology  Portfolio is  co-managed  by Senior Vice  President  Daniel B.
Leonard and Vice President Gerard Hallaren (pictured on pages 4 and 3, respectively). Dan's experience in investment management extends back to 1960. He joined INVESCO in 1975 and is now a senior vice president. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University. Gerard, who joined INVESCO in 1994, earned his BA from the University of Massachusetts at Amherst and is a Chartered Financial Analyst. He began his investment career in 1983.

Graph:
      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment in the Technology Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/97.

Utilities Portfolio
      For the one-year period ended 10/31/97, Utilities Portfolio had a total return of 14.37%, compared to 32.06% for the S&P 500. For the six-month period ended 10/31/97, the fund had a total return of 15.39%, compared to 15.12% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
      The utilities sector experienced increased volatility over the last 12 months. Earlier this year, a jumpy bond market, milder-than-expected winter, and a communications sell-off during the spring stock market decline all contributed to temper the fund's returns. However, as summer arrived, fundamentals for the sector improved and fund performance accelerated. Within this unpredictable environment, we remain committed to investing in the best growth opportunities in the utilities sector - primarily among electric utilities, telecommunications, and natural gas and oil.
      Over the last six months, strong results were produced by the energy industry -- especially natural gas pipeline companies. The latter is benefiting from being one of the first industries to go through deregulation. With structural changes now behind it, market-leading, low-cost providers of natural gas continue to improve their profitability. An added bonus is that improving supply-and-demand fundamentals have translated into increased prices for natural gas and oil companies. Presently, one of our favorite energy companies is Coastal Corp. (which has produced significant returns for the fund over the last year).

      Conversely, the electric utility industry is in a period of transition. Deregulation has forced structural changes which should allow the best electric companies to increase their revenue and earnings. The fund continues to focus on low-cost providers like Duke Energy, a market leader the southeastern U.S. with proven management.
      In the telecommunications industry, RBOCs (Regional Bell Operating Companies) remain among our favorites. These companies continue to deliver strong earnings growth rates compared to electric utilities, while paying a high-dividend yield. Firms like SBC Communications and BellSouth Corp. have enhanced the fund's performance over the last year. Another strong performer for the fund (but not a RBOC) was Century Telephone Enterprises. This company is a broad-based rural service provider -- servicing 14 states -- which enjoys strong earnings growth by focusing on its niche market.

                               Utilities Portfolio
                         Average Annualized Total Return
                                as of 10/31/97(2)

                    1 year                             20.71%
                    -----------------------------------------
                    5 years                            23.65%
                    -----------------------------------------
                    10 years                           23.92%
                    -----------------------------------------

      Looking forward, the utilities sector continues to go through positive structural changes. When this evolution is finally complete, the sector should be more profitable and efficient. Not only are the long-term growth prospects good, the defensive characteristics of utility stocks are still present - which may add a degree of stability for investors otherwise largely exposed to the broad equity market.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the Utilities Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/97.

      Effective July 1, 1997, Brian B. Hayward assumed responsibilities of portfolio manager for INVESCO Utilities Portfolio. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

(1)The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market, while the Dow Jones Industrial Average reflects performance of large-capitalization stocks. (2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased. (3)Rankings provided by Lipper Analytical Services, an independent fund analyst, are based upon total return performance unadjusted for commissions. When available, rankings are cited for one-, five-, and 10-year periods. (4)Morningstar's proprietary rankings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated for the fund's three-, five-, and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5%, 4 stars; and the next 35%, 3 stars. As of 10/31/97, Financial Services Portfolio received 5 stars among 2,189 funds in the domestic equity fund category for the three-year period, 5 stars among 1,210 funds for the five-year period, and 5 stars among 642 funds 10-year period. As of 10/31/97, Technology Portfolio received 5 stars among 642 funds in the domestic equity fund category for the 10-year period, 4 stars among 1,210 funds for the five-year period, and 3 stars among 2,189 funds three-year period.

INVESCO Strategic Portfolios, Inc.
Five Largest Common Stock Holdings
October 31, 1997

Description                                                                Value
--------------------------------------------------------------------------------
ENERGY Portfolio
Baker Hughes                                                         $16,078,125
Sonat Inc                                                             14,300,344
Apache Corp                                                           14,280,000
Gulf Canada Resources                                                 13,965,313
Nabors Industries                                                     13,262,812

ENVIRONMENTAL SERVICES Portfolio
Republic Industries                                                   $1,711,000
USA Waste Services                                                     1,480,000
Laidlaw Inc                                                            1,412,500
Waterlink Inc                                                          1,365,000
Browning-Ferris Industries                                             1,300,000

FINANCIAL SERVICES Portfolio
American International Group                                         $44,397,187
BankAmerica Corp                                                      36,822,500
Union Planters                                                        29,656,250
Federal National Mortgage Association                                 29,304,687
State Street                                                          28,711,250

GOLD Portfolio
Franco-Nevada Mining Ltd                                             $13,860,890
Euro-Nevada Mining                                                    11,391,054
Lihir Gold Ltd Sponsored ADR                                          10,600,000
Getchell Gold                                                          9,360,000
Freeport McMoRan Copper & Gold Class A                                 7,062,821

HEALTH SCIENCES Portfolio
Warner-Lambert Co                                                    $93,759,175
Pfizer Inc                                                            67,035,625
Bristol-Myers Squibb                                                  59,670,000
SmithKline Beecham PLC Sponsored
   ADR Representing Ord A Shrs                                        49,911,000
Guidant Corp                                                          46,230,000

LEISURE Portfolio
Time Warner                                                           $9,230,000
Hilton Hotels                                                          9,089,687
Tele-Communications Inc - Liberty Media Class A                        8,485,547
Omnicom Group                                                          7,768,750
Harman International Industries                                        6,478,380

TECHNOLOGY Portfolio
Schlumberger Ltd                                                     $43,750,000
International Business Machines                                       43,147,500
Diamond Offshore Drilling                                             31,125,000
Halliburton Co                                                        29,812,500
Texas Instruments                                                     28,805,625

UTILITIES Portfolio
Bell Atlantic                                                         $5,602,033
SBC Communications                                                     4,612,813
Ameritech Corp                                                         4,290,000
BellSouth Corp                                                         3,827,581
NEXTEL Communications Class A                                          3,570,000

Composition of holdings is subject to change.

INVESCO Strategic Portfolios, Inc.
Statement of Investment Securities
October 31, 1997


                                                                    Shares,
                                                  Country          Units or
                                                  Code if         Principal
Description                                        Non US            Amount             Value
---------------------------------------------------------------------------------------------
ENERGY Portfolio
COMMON STOCKS 95.93%
Oil & Gas 95.93%
DOMESTIC INTEGRATED 7.19%
Murphy Oil                                                          186,500     $  10,805,344
Phillips Petroleum                                                  223,000        10,787,625
                                                                                -------------
                                                                                   21,592,969
                                                                                -------------
DRILLING & EQUIPMENT 38.82%
Baker Hughes                                                        350,000        16,078,125
Camco International                                                 153,000        11,054,250
Marine Drilling*                                                    399,000        11,820,375
Maverick Tube*                                                      235,000         8,283,750
NS Group*                                                           450,000        12,037,500
Nabors Industries*                                                  322,500        13,262,812
Noble Affiliates                                                    120,000         4,927,500
Noble Drilling*                                                     370,000        13,158,125
Offshore Logistics*                                                 310,000         6,510,000
Patterson Energy*                                                   180,000        10,080,000
Schlumberger Ltd                                                    106,000         9,275,000
                                                                                -------------
                                                                                  116,487,437
                                                                                -------------
EXPLORATION & PRODUCTION 29.44%
Apache Corp                                                         340,000        14,280,000
Bellwether Exploration*                                             325,000         4,062,500
Burlington Resources                                                154,025         7,537,598
Canadian Occidental Petroleum                                       324,900         8,325,563
Gulf Canada Resources Ltd*                                        1,667,500        13,965,313
Newfield Exploration*                                               271,000         7,350,875
Sonat Inc                                                           311,300        14,300,344
United Meridian*                                                    236,000         8,009,250
Vastar Resources                                                    260,200        10,505,575
                                                                                -------------
                                                                                   88,337,018
                                                                                -------------





INTERNATIONAL INTEGRATED 17.84%
Amoco Corp                                                          105,500         9,673,031
Chevron Corp                                                        137,000        11,362,438
Exxon Corp                                                          181,500        11,150,906
Mobil Corp                                                          137,000         9,975,312
Texaco Inc                                                          200,000        11,387,500
                                                                                -------------
                                                                                   53,549,187
                                                                                -------------
REFINING & MARKETING 2.64%
Valero Energy                                                       263,400         7,934,925
                                                                                -------------
TOTAL COMMON STOCKS
   (Cost $246,944,988)                                                            287,901,536
                                                                                -------------
PREFERRED STOCKS 4.07%
OIL & GAS -
   EXPLORATION & PRODUCTION 4.07%
Enron Corp, 6.25%, Redeemable
   Exchangeable Pfd
   (Cost $12,230,916)                                               566,000        12,204,375
                                                                                -------------
TOTAL INVESTMENT
   SECURITIES AT VALUE  100.00%
   (Cost $259,175,904)
   (Cost for Income Tax Purposes
   $259,633,730)                                                                $ 300,105,911
                                                                                =============

ENVIRONMENTAL SERVICES Portfolio
COMMON STOCKS 100.00%
CHEMICALS 0.88%
OM Group                                                              5,000     $     188,750
                                                                                -------------
ELECTRIC UTILITIES 3.09%
United Water Resources                                               40,000           662,500
                                                                                -------------
FINANCIAL 1.21%
Cadiz Land*                                                          40,000           260,000
                                                                                -------------

IRON & STEEL 3.40%
Northwest Pipe*                                                      30,000           727,500
                                                                                -------------
MANUFACTURING 1.87%
Flanders Corp*                                                       50,000           400,000
                                                                                -------------
METALS MINING 1.12%
Recycling Industries*                                                40,000           240,000
                                                                                -------------





OIL & GAS RELATED 4.08%
Newpark Resources*                                                   10,000           415,000
Sonat Inc                                                            10,000           459,375
                                                                                -------------
                                                                                      874,375
                                                                                -------------
Pollution Control 82.13%
EQUIPMENT/SYSTEMS 9.78%
ITEQ Inc*                                                            55,000           687,500
Thermatrix Inc*                                                      80,000           205,000
US Filter*                                                           30,000         1,203,750
                                                                                -------------
                                                                                    2,096,250
                                                                                -------------
RECYCLING 7.99%
Browning-Ferris Industries                                           40,000         1,300,000
IMCO Recycling                                                       10,000           181,875
TETRA Technologies*                                                  10,000           230,625
                                                                                -------------
                                                                                    1,712,500
                                                                                -------------
SERVICES 64.36%
Allied Waste Industries*                                             52,500         1,069,688
American Disposal Services*                                          25,000           881,250
Culligan Water Technologies*                                         10,000           426,250
Emcon*                                                               20,000           117,500
EnviroSource Inc*                                                    30,000            82,500
Laidlaw Environmental Services*                                     200,000         1,012,500
Laidlaw Inc                                                         100,000         1,412,500
OHM Corp*                                                            35,000           301,875
Republic Industries*                                                 58,000         1,711,000
Safety-Kleen Corp                                                    35,000           774,375
US Liquids*                                                          75,000         1,200,000
USA Waste Services*                                                  40,000         1,480,000
Waste Industries*                                                    10,000           211,250
Waste Management                                                     20,000           467,500
Waste Management International
   PLC ADR*                                                          75,000           515,625
Waterlink Inc*                                                       80,000         1,365,000
Wheelabrator Technologies                                            50,000           759,375
                                                                                -------------
                                                                                   13,788,188
                                                                                -------------
   TOTAL POLLUTION CONTROL                                                         17,596,938
                                                                                -------------
SERVICES 2.22%
American Water Works                                                 21,000           475,125
                                                                                -------------
TOTAL COMMON STOCKS
   (Cost $19,148,774)                                                              21,425,188
                                                                                -------------





PREFERRED STOCKS 0.00%
POLLUTION CONTROL -
   RECYCLING 0.00%
Cyclean Inc, Series D, Pfd*^
(Cost $499,998)                                                     146,691                 1
                                                                                -------------
TOTAL INVESTMENT
   SECURITIES AT VALUE 100.00%
   (Cost $19,648,772)
   (Cost for Income Tax Purposes
   $19,671,145)                                                                 $  21,425,189
                                                                                =============

FINANCIAL SERVICES Portfolio
COMMON STOCKS 91.95%
BANKS 38.46%
BB&T Corp                                                           500,000        27,218,750
Bank of New York                                                    600,000        28,237,500
BankAmerica Corp                                                    515,000        36,822,500
Bankers Trust New York                                               90,000        10,620,000
Chase Manhattan                                                     142,000        16,383,250
Citicorp                                                            184,000        23,011,500
City National                                                       270,000         8,116,875
Compass Bancshares                                                  750,000        28,265,625
First Chicago NBD                                                   150,000        10,912,500
First Tennessee National                                            300,000        17,287,500
Fleet Financial Group                                                58,200         3,742,988
Imperial Bancorp*                                                   393,450        17,164,256
National Commerce Bancorp                                            90,000         2,666,250
Norwest Corp                                                        460,000        14,748,750
Providian Financial                                                 400,000        14,800,000
Republic New York                                                   250,000        26,453,125
Royal Bank of Canada                                                235,000        12,616,563
SouthTrust Corp                                                     300,000        14,400,000
State Street                                                        515,000        28,711,250
Toronto-Dominion Bank                                               340,000        12,410,000
Union Planters                                                      500,000        29,656,250
Wachovia Corp                                                       292,000        21,991,250
Wells Fargo & Co                                                     40,000        11,655,000
                                                                                -------------
                                                                                  417,891,682
                                                                                -------------
CONSUMER FINANCE 1.51%
American Express                                                    211,000        16,458,000
                                                                                -------------





FINANCIAL 7.29%
Federal Home Loan Mortgage                                          620,000        23,482,500
Federal National Mortgage
   Association                                                      605,000        29,304,687
Franklin Resources                                                   94,000         8,448,250
Investors Group                                                     100,000         2,998,580
Northern Trust                                                      257,000        15,034,500
                                                                                -------------
                                                                                   79,268,517
                                                                                -------------
INSURANCE 31.57%
AEGON NV Ord American
   Registered Shrs                                                  303,766        24,149,397
American General                                                    450,000        22,950,000
American International Group                                        435,000        44,397,187
Chubb Corp                                                          300,000        19,875,000
Everest Reinsurance Holdings                                        630,000        23,703,750
Frontier Insurance Group                                            332,000        11,184,250
Hartford Life Class A                                               247,700         9,149,419
ING Groep NV                                                        130,183         5,450,965
ING Groep NV Sponsored ADR                                           97,200         4,045,950
Jefferson-Pilot Corp                                                180,000        13,916,250
Lincoln National                                                    365,000        25,093,750
ReliaStar Financial                                                 420,800        15,727,400
St Paul Cos                                                         150,700        12,046,581
SunAmerica Inc                                                      621,000        22,317,188
Torchmark Corp                                                      460,000        18,342,500
Transamerica Corp                                                   165,000        16,654,687
Travelers Group                                                     300,000        21,000,000
UNUM Corp                                                           440,000        21,450,000
Western National                                                    400,000        11,525,000
                                                                                -------------
                                                                                  342,979,274
                                                                                -------------
INSURANCE BROKERS 2.03%
Regions Financial                                                   600,000        22,050,000
                                                                                -------------
INVESTMENT BANK/BROKER FIRM 2.71%
Lehman Brothers Holdings                                            220,000        10,353,750
Morgan Stanley Dean Witter
   Discover & Co                                                    260,000        12,740,000
Price (T Rowe) Associates                                            96,000         6,360,000
                                                                                -------------
                                                                                   29,453,750
                                                                                -------------
RAILROADS 0.98%
Kansas City Southern Industries                                     350,000        10,675,000
                                                                                -------------





SAVINGS & LOAN 7.40%
Ahmanson (H F) & Co                                                 380,000        22,420,000
Charter One Financial                                               261,450        15,196,781
Golden West Financial                                               132,700        11,511,725
Reliance Bancorp                                                    120,000         3,870,000
Washington Mutual                                                   400,000        27,375,000
                                                                                -------------
                                                                                   80,373,506
                                                                                -------------
TOTAL COMMON STOCKS
   (Cost $812,401,829)                                                            999,149,729
                                                                                -------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 8.05%
AUTOMOBILES 2.62%
Ford Motor Credit
   5.580%, 11/5/1997                                           $ 28,463,000        28,463,000
                                                                                -------------
CONSUMER FINANCE 2.81%
Household Finance
   5.540%, 11/4/1997                                           $ 30,496,000        30,496,000
                                                                                -------------
FINANCIAL 2.62%
Associates Corp of North America
   5.640%, 11/3/1997                                           $ 28,460,000        28,460,000
                                                                                -------------
TOTAL SHORT-TERM
   INVESTMENTS
   (Cost $87,419,000)                                                              87,419,000
                                                                                -------------
TOTAL INVESTMENT
   SECURITIES AT VALUE  100.00%
   (Cost $899,820,829)
   (Cost for Income Tax Purposes
   $900,015,134)                                                               $1,086,568,729
                                                                               ==============

GOLD Portfolio
COMMON STOCKS 96.08%
CONSUMER - JEWELRY,
   NOVELTIES & GIFTS 2.44%
DeBeers Consolidated Mines
   Deferred ADR                                        SF           150,000     $   3,600,000
                                                                                -------------





GOLD & PRECIOUS
   METALS MINING 90.73%
Aber Resources Ltd*                                    CA           300,000         3,525,000
American Mineral Fields*                               CA           139,600           579,602
Arizona Star Resource*                                 CA           919,600         2,121,149
Bema Gold*                                             CA           780,000         2,486,250
Canyon Resources*                                                   500,000           843,750
Crown Resources*~                                                   960,000         5,160,000
Dayton Mining*                                         CA           228,300           570,750
Eldorado Gold Ltd*                                     CA           800,000         1,533,002
Emperor Mines Ltd*                                     AS         3,000,000         1,480,229
Euro-Nevada Mining                                     CA           750,000        11,391,054
Francisco Gold*~                                       CA           186,900         2,221,841
Franco-Nevada Mining Ltd                               CA           600,000        13,860,890
Freeport McMoRan Copper &
   Gold Class A                                                     306,247         7,062,821
Geomaque Explorations Ltd*                             CA           971,200         1,895,528
Getchell Gold*                                                      260,000         9,360,000
Gitennes Exploration*                                  CA           700,000         2,136,266
Glenmore Highlands*                                    CA           500,000         1,188,786
Goldbelt Resources*~                                   CA         2,000,000           198,722
Golden Knight Resources*                               CA           706,000         1,676,750
Golden Star Resources*                                              900,000         4,050,000
Greenstone Resources Ltd*                              CA           300,000         2,400,000
Guyanor Ressources SA
   Class B*~                                           FR         1,000,000         1,774,308
Homestake Mining                                                    400,000         4,950,000
IAMGOLD*                                               CA           112,400           358,978
Indochina Goldfields Ltd*^^                            CA         1,100,000         4,293,824
International Capri Resources*~                        CA           462,500            75,497
International Taurus Resources*                        CA           500,000            56,778
KWG Resources*                                         CA           332,800           717,617
Lihir Gold Ltd Sponsored ADR*                          AS           400,000        10,600,000
Manhattan Minerals*                                    CA           400,000         1,504,613
Meridian Gold*                                         CA         1,000,000         4,062,500
Metallica Resources*                                   CA           500,000           968,750
Minefinders Corp Ltd*                                  CA           100,000           212,917
Monarch Resources*                                     CA           235,000           100,071
Nevsun Resources Ltd*                                  CA           700,000         2,434,350
Newmont Gold                                                        100,000         3,612,500
Original Sixteen to One Mine*                          CA            91,100           250,525
Orvana Minerals*                                       CA           500,000         1,082,328
Pacific Amber Resources Ltd*~                          CA           300,000           153,300
Pacific Rim Mining*~                                   CA           924,900           951,813
Pangea Goldfields*                                     CA           300,000           532,292
Peruvian Gold Ltd*                                     CA           200,000           114,975
Queenstake Resources Ltd*                              CA           500,000           386,799
Repadre Capital*                                       CA           200,000           993,612
Rex Diamond Mining*                                    CA           240,000           345,777
Rio Narcea Gold Mines Ltd*                             CA           527,800         1,592,015






Scorpion Minerals*                                     CA           519,333           387,012
SEMAFO Inc*                                            CA           100,000           202,271
Solitario Resources*                                   CA           204,000           542,938
SouthernEra Resources Ltd*                             CA           500,000         5,234,207
Sutton Resources Ltd*                                  CA           507,900         3,745,763
TVX Gold*                                              CA         1,000,000         4,250,000
Trillion Resources Ltd*                                CA           509,900         1,302,796
                                                                                -------------
                                                                                  133,533,516
                                                                                -------------
IRON & STEEL 0.32%
Rea Gold*                                              CA         1,495,700           467,406
                                                                                -------------
METALS MINING 2.59%
Cameco Corp                                            CA           101,700         3,807,394
                                                                                -------------
TOTAL COMMON STOCKS
   (Cost $203,214,786)                                                            141,408,316
                                                                                -------------
FIXED INCOME SECURITIES 3.92%
GOLD & PRECIOUS
   METALS MINING 3.92%
Ashanti Capital Ltd
   Exchangeable Gtd Notes
   5.500%, 3/15/2003
   (Cost $7,000,000)                                   CJ       $ 7,000,000         5,775,000
                                                                               --------------
TOTAL INVESTMENT
   SECURITIES AT VALUE  100.00%
   (Cost $210,214,786)
   (Cost for Income Tax Purposes
   $215,262,506)                                                                $ 147,183,316
                                                                                =============

HEALTH SCIENCES Portfolio
COMMON STOCKS
   & WARRANTS 91.52%
BIOTECHNOLOGY 6.62%
Creative BioMolecules*                                              565,000     $   5,208,622
Ecogen Technologies I*^~                                                100                 1
Emisphere Technologies*~                                            593,600        11,501,000
Genentech Inc*                                                      250,000        14,515,625
IDEC Pharmaceuticals*                                               170,700         6,507,938
INCYTE Pharmaceuticals*                                             139,300        11,213,650
MedClone Trust*@^~                                                  144,405                 0
PathoGenesis Corp*                                                  185,600         6,681,600
Sepracor Inc*                                                       100,000         3,587,500
Titan Pharmaceuticals*^                                             488,215         2,308,342
Unisyn Technologies*^~                                               31,132            10,896
Xenometrix Inc*^                                                    145,641           196,615
                                                                                -------------
                                                                                   61,731,789
                                                                                -------------






DRUG DELIVERY 0.27%
CIMA Labs*                                                          416,666         2,473,954
                                                                                -------------
DRUGS 57.23%
Abbott Laboratories                                                 310,000        19,006,875
Akzo Nobel NV++                                                     120,000        21,153,192
American Home Products                                              212,500        15,751,562
Bristol-Myers Squibb                                                680,000        59,670,000
Forest Laboratories*                                                225,000        10,406,250
ICN Pharmaceuticals                                                 405,000        19,490,625
Johnson & Johnson                                                   170,000         9,753,750
Lilly (Eli) & Co                                                    600,000        40,125,000
Merck & Co                                                          351,100        31,335,675
Novartis AG Registered Shrs++                                        15,700        24,656,324
Pfizer Inc                                                          947,500        67,035,625
Schering AG++                                                       362,300        35,173,326
Schering-Plough Corp                                                600,000        33,637,500
SmithKline Beecham PLC
   Sponsored ADR Representing
   Ord A Shrs                                                     1,048,000        49,911,000
Sparta Pharmaceuticals*^~                                           500,000           281,250
Warner Chilcott Laboratories
   Sponsored ADR Representing
   Ord Shrs*                                                        168,200         2,375,825
Warner-Lambert Co                                                   654,800        93,759,175
                                                                                -------------
                                                                                  533,522,954
                                                                                -------------
HEALTH CARE - SERVICES 1.48%
Bergen Brunswig Class A                                             345,000        13,821,562
                                                                                -------------
HEALTH CARE DRUGS -
   PHARMACEUTICALS 1.04%
MedImmune Inc*                                                      243,800         9,721,525
                                                                                -------------
HEALTH MAINTENANCE
   ORGANIZATION 4.13%
Coventry Corp*                                                      711,100         9,910,956
PacifiCare Health Systems
   Class B*                                                         230,400        14,918,400
United Healthcare                                                   295,000        13,662,188
                                                                                -------------
                                                                                   38,491,544
                                                                                -------------
INFORMATION MANAGEMENT 3.86%
Cerner Corp*                                                        139,000         3,370,750
HBO & Co                                                            636,080        27,669,480
Transition Systems*                                                 245,000         4,961,250
                                                                                -------------
                                                                                   36,001,480
                                                                                -------------






MEDICAL EQUIPMENT
   & DEVICES 12.42%
Cambridge Heart*^~                                                  457,812         3,708,277
Clarus Medical Systems
   Warrants (Exp 2000)*@^~                                            2,224                 0
Diametrics Medical*                                                  83,333           541,665
Electroscope Inc*^~                                                 399,000           678,300
Guidant Corp                                                        804,000        46,230,000
IDEXX Laboratories*                                                 292,100         4,637,088
Medtronic Inc                                                       350,000        15,225,000
Perkin-Elmer Corp                                                   186,000        11,625,000
ResMed Inc*~                                                        445,000        12,460,000
Sofamor/Danek Group*                                                300,000        20,662,500
                                                                                -------------
                                                                                  115,767,830
                                                                                -------------
PHARMACY MANAGEMENT 1.73%
McKesson Corp                                                       150,000        16,096,875
                                                                                -------------
PHYSICIAN PRACTICE
   MANAGEMENT 2.30%
Advanced Health*^~                                                  458,538         7,273,559
Concentra Managed Care*                                             152,020         4,959,653
MedPartners Inc*                                                    360,000         9,157,500
                                                                                -------------
                                                                                   21,390,712
                                                                                -------------
PRIMARY CARE 0.28%
Quorum Health Group*                                                109,200         2,648,100
                                                                                -------------
SERVICES 0.16%
Vision Twenty-One*                                                  128,000         1,472,000
                                                                                -------------
TOTAL COMMON STOCKS & WARRANTS
   (Cost $619,375,047)                                                            853,140,325
                                                                                -------------
PREFERRED STOCKS 0.98%
BIOTECHNOLOGY 0.25%
Ingenex Inc, Series B, Pfd*^                                        103,055           600,000
MedClone Trust, Series G
   Conv Pfd*^~                                                      581,396            75,581
Osiris Therapeutics, Series C
   Conv Pfd*^                                                       382,353         1,300,000
Unisyn Technologies
   Series A, Conv Pfd*^~                                            359,501           125,825
   Series B, Pfd*^~                                                 250,500            87,675
   Series C, Pfd*^~                                                 349,376           122,282
                                                                                -------------
                                                                                    2,311,363
                                                                                -------------







INFORMATION MANAGEMENT 0.55%
Multum Information Services
   Series C, Pfd*^~                                                 571,429         1,468,573
   Series E, Pfd*^~                                                 142,941           486,000
Physicians Online, Series A, Pfd*^~                                 361,350         3,219,629
                                                                                -------------
                                                                                    5,174,202
                                                                                -------------
MEDICAL EQUIPMENT
   & DEVICES 0.18%
Clarus Medical Systems
   Series I, Pfd*^~                                                 106,664           533,320
   Series II, Pfd*^~                                                 22,239           111,196
Janus Biomedical, Series A
   Conv Pfd*^~                                                      400,000         1,000,000
OrbTek Inc, Series A, Conv Pfd*^                                    476,190                 1
                                                                                -------------
                                                                                    1,644,517
                                                                                -------------
TOTAL PREFERRED STOCKS
   (Cost $10,507,518)                                                               9,130,082
                                                                                -------------
OTHER SECURITIES 0.83%
BIOTECHNOLOGY 0.83%
Axogen Ltd, Units*~ (Each unit
   consists of one cmn shr of
   Axogen and one wrnt to
   purchase ELAN representing
   one ADR)
   (Cost $3,555,000)                                                197,500         7,702,500
                                                                                -------------
SHORT-TERM INVESTMENTS -
   COMMERICAL PAPER 6.67%
CONSUMER FINANCE 3.77%
Household Finance
   5.680%, 11/3/1997                                           $ 35,130,000        35,130,000
                                                                                -------------
FINANCIAL 2.90%
Associates Corp of North
   America 5.640%, 11/3/1997                                   $ 27,100,000        27,100,000
                                                                                -------------
TOTAL SHORT-TERM
   INVESTMENTS
   (Cost $62,230,000)                                                              62,230,000
                                                                                -------------
TOTAL INVESTMENT
   SECURITIES AT VALUE  100.00%
   (Cost $695,667,565)
   (Cost for Income Tax Purposes
   $696,613,707)                                                                $ 932,202,907
                                                                                =============






LEISURE Portfolio

COMMON STOCKS 88.50%
BEVERAGES 0.80%
Seagram Co Ltd                                         CA            50,000         1,684,375
                                                                                -------------
BROADCASTING 5.16%
Central European Media
   Enterprises Ltd Class A*                            BD            82,800         2,421,900
Chancellor Media*                                                    72,500         3,978,437
Lin Television*                                                      45,000         2,365,313
Television Broadcasts Ltd ADR                          HK           414,000         1,151,541
ValueVision International
   Class A*                                                         230,000           977,500
                                                                                -------------
                                                                                   10,894,691
                                                                                -------------
CABLE 13.57%
Cablevision Systems Class A*                                          5,000           349,375
Comcast Cable Partners Ltd
   Class A*                                            UK           110,000         1,251,250
Comcast Corp Special Class A                                        201,078         5,529,645
Rogers Communications Class B
   Representing Non-Voting Shrs*                       CA            80,000           545,067
TCI Satellite Entertainment
   Class A*                                                          15,000           108,750
Tele-Communications Inc-
   International Class A*                                           285,700         4,606,913
   Liberty Media Class A*                                           243,750         8,485,547
   Series A*                                                        154,086         3,534,348
United Video Satellite Group
   Class A*                                                         155,000         4,204,375
                                                                                -------------
                                                                                   28,615,270
                                                                                -------------
COMPUTER RELATED 2.02%
Bell & Howell*                                                      154,500         4,258,406
CONSUMER - JEWELRY,
   NOVELTIES & GIFTS 3.03%
De Beers Consolidated Mines
   Deferred ADR                                        SF           230,000         5,520,000
TAG Heuer International SA
   Sponsored ADR*                                      SZ            75,000           862,500
                                                                                -------------
                                                                                    6,382,500
                                                                                -------------
ELECTRICAL EQUIPMENT 0.50%
Westinghouse Electric                                                40,000         1,057,500
                                                                                -------------





ENTERTAINMENT 8.18%
Disney (Walt) Co                                                     37,233         3,062,414
Granada Group PLC                                      UK           115,229         1,588,432
Metromedia International Group*                                     100,000         1,150,000
Time Warner                                                         160,000         9,230,000
Viacom Inc
   Class A*                                                          45,040         1,345,570
   Class B*                                                          28,802           871,261
                                                                                -------------
                                                                                   17,247,677
                                                                                -------------
FOODS 3.05%
Heineken NV                                            NL            39,600         6,443,902
                                                                                -------------
GAMING 1.54%
Grand Casinos*                                                       55,000           739,063
MGM Grand*                                                           45,000         1,974,375
Mirage Resorts*                                                      21,000           525,000
                                                                                -------------
                                                                                    3,238,438
                                                                                -------------
HOUSEHOLD FURNITURE
   & APPLIANCES 3.07%
Harman International Industries                                     119,970         6,478,380
                                                                                -------------
LEISURE TIME 10.28%
Amalgamated Holdings Ltd                               AS           438,908         1,825,304
Bally Total Fitness Holdings*                                       113,400         2,012,850
Carnival Corp Class A                                                84,200         4,083,700
Cedar Fair LP                                                        72,000         3,523,500
K2 Inc                                                              200,000         5,062,500
Premier Parks*                                                        7,500           300,000
Royal Caribbean Cruises Ltd                                          44,000         2,043,250
Steiner Leisure Ltd*                                                 89,100         2,405,700
Vail Resorts*                                                        15,000           417,188
                                                                                -------------
                                                                                   21,673,992
                                                                                -------------
LODGING - HOTELS 5.28%
Extended Stay America*                                               74,400           976,500
Hilton Hotels                                                       295,000         9,089,687
Interstate Hotels*                                                   13,300           408,975
Suburban Lodges of America*                                          27,000           668,250
                                                                                -------------
                                                                                   11,143,412
                                                                                -------------
PUBLISHING 13.64%
Belo (A H) Corp Class A                                             110,000         5,197,500
Central Newspapers Class A                                           10,000           656,875
Harcourt General                                                     84,000         4,205,250
McClatchy Newspapers Class A                                        122,500         4,019,531
McGraw-Hill Cos                                                      70,000         4,576,250






News Corp Ltd ADR                                      AS            60,000         1,143,750
Pearson PLC                                            UK            50,000           654,033
Petersen Cos Class A*                                                40,000           790,000
Scholastic Corp*                                                     20,000           810,000
Scripps (E W) Co Class A                                             70,000         2,935,625
Times Mirror Series A                                                70,000         3,788,750
                                                                                -------------
                                                                                   28,777,564
                                                                                -------------
REAL ESTATE
   INVESTMENT TRUST 1.13%
Golf Trust of America                                                25,000           651,562
Mills Corp                                                           69,000         1,725,000
                                                                                -------------
                                                                                    2,376,562
                                                                                -------------
RESTAURANTS 0.37%
IHOP Corp*                                                           23,000           776,250
                                                                                -------------
RETAIL 2.16%
Wal-Mart Stores                                                     130,000         4,566,250
                                                                                -------------
SERVICES 9.59%
CUC International*                                                   83,667         2,468,176
Cordiant PLC                                           UK         1,475,000         3,091,984
Omnicom Group                                                       110,000         7,768,750
Sotheby's Holdings Class A                                           70,000         1,312,500
WPP Group PLC                                          UK         1,225,000         5,598,062
                                                                                -------------
                                                                                   20,239,472
                                                                                -------------
TELECOMMUNICATIONS -
   LONG DISTANCE 2.19%
PT Pasifik Satelit Nusantara
   ADR*                                                ID            40,000           710,000
US WEST Media Group*                                                155,000         3,913,750
                                                                                -------------
                                                                                    4,623,750
                                                                                -------------
TOYS 2.94%
Hasbro Inc                                                           20,000           580,000
Mattel Inc                                                          100,196         3,895,112
Nintendo Co Ltd                                        JA            20,000         1,729,520
                                                                                -------------
                                                                                    6,204,632
                                                                                -------------
TOTAL COMMON STOCKS
   (Cost $139,717,995)                                                            186,683,023
                                                                                -------------
PREFERRED STOCKS 3.09%
ENTERTAINMENT 0.22%
Village Roadshow Ltd, Pfd                              AS           250,000           466,977
                                                                                -------------





LEISURE TIME 1.26%
Royal Caribbean Cruises Ltd
   Series A, 7.25%, Conv Pfd                                         35,000         2,660,000
                                                                                -------------
PUBLISHING 1.61%
News Corp Ltd Sponsored ADR
   Representing Ltd Voting Pfd                         AS           190,978         3,389,860
                                                                                -------------
TOTAL PREFERRED STOCKS
   (Cost $4,919,946)                                                                6,516,837
                                                                                -------------
FIXED INCOME SECURITIES 1.17%
CABLE 1.17%
United International Holdings
   Sr Secured Discount Notes
   Zero Coupon, 11/15/1999
   (Cost $2,322,849)                                            $ 3,000,000         2,460,000
                                                                                -------------
OTHER SECURITIES 1.26%
CABLE 1.26%
United International Holdings
   Units* (Each unit consists of
   one $1,000 face amount Sr
   Secured Discount Note, Zero
   Coupon, 11/15/1999 and 1 wrnt
   to purchase 4.535 shrs of cmn stock)
   (Cost $2,523,461)                                                  3,225         2,668,687
                                                                                -------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 5.98%
FINANCIAL 2.99%
American General
   5.700%, 11/3/1997                                            $ 6,302,000         6,302,000
                                                                                -------------
INSURANCE 2.99%
CIGNA Corp
   5.680%, 11/3/1997                                            $ 6,302,000         6,302,000
                                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $12,604,000)                                                              12,604,000
                                                                               --------------
TOTAL INVESTMENT
   SECURITIES AT VALUE  100.00%
   (Cost $162,088,251)
   (Cost for Income Tax Purposes
   $162,919,847)                                                                 $210,932,547
                                                                                =============






TECHNOLOGY Portfolio
COMMON STOCKS 91.90%
BIOTECHNOLOGY 4.67%
BioChem Pharma*                                                     200,000         5,012,500
Centocor Inc*                                                       400,000        17,600,000
Genzyme Corp                                                        200,000         5,475,000
Immunex Corp*                                                       100,000         6,400,000
INCYTE Pharmaceuticals*                                             112,500         9,056,250
Millennium Pharmaceuticals*                                         200,000         3,987,500
Titan Pharmaceuticals*^                                             244,108         1,154,173
                                                                                -------------
                                                                                   48,685,423
                                                                                -------------
BROADCASTING 0.25%
APT Satellite Holdings Ltd
   Sponsored ADR*                                                   170,000         2,656,250
                                                                                -------------
CABLE 0.00%
Future Communications*~                                             160,000                 1
                                                                                -------------
COMMUNICATIONS - EQUIPMENT
   & MANUFACTURING 10.45%
AVX Corp                                                             75,000         2,118,750
CIENA Corp*                                                          40,000         2,200,000
Comverse Technology*                                                 75,000         3,093,750
Ericsson (L M) Telephone ADR
   Representing Class B Shrs                                        450,000        19,912,500
JDS Fitel*                                                          200,000        11,462,026
Motorola Inc                                                        230,000        14,202,500
Nokia Corp Sponsored ADR
   Representing A Shrs                                              100,000         8,825,000
PairGain Technologies*                                              200,000         5,650,000
Pittway Corp Class A                                                296,700        18,488,119
QUALCOMM Inc*                                                       200,000        11,275,000
Scientific-Atlanta Inc                                              600,000        11,137,500
Voice Control Systems*                                              150,000           506,250
                                                                                -------------
                                                                                  108,871,395
                                                                                -------------
COMPUTER SOFTWARE
   & SERVICE 13.71%
Adobe Systems                                                       200,000         9,550,000
America Online*                                                      20,000         1,540,000
Broderbund Software*                                                400,000        11,600,000
CBT Group PLC Sponsored
   ADR*                                                             200,000        15,350,000
Cadence Design Systems*                                             200,000        10,650,000
Ceridian Corp*                                                      202,000         7,890,625
Computer Associates
   International                                                    270,000        20,131,875
Compuware Corp*                                                     200,000        13,225,000
Edwards (J D) & Co*                                                 171,000         5,814,000
Electronic Arts*                                                     40,000         1,355,000





Forecross Corp*                                                     200,000         2,760,000
Keane Inc*                                                          200,000         5,925,000
Learning Co*                                                        352,300         6,649,662
Mercury Interactive*                                                165,000         3,712,500
Microsoft Corp*                                                      10,000         1,300,000
Oracle Corp*                                                        200,000         7,156,260
Parametric Technology*                                              200,000         8,825,000
PLATINUM technology*                                                125,000         3,031,250
Siebel Systems*                                                         666            26,890
Sybase Inc*                                                         100,000         1,631,250
VIASOFT Inc*                                                         35,000         1,435,000
Wonderware Corp*                                                    100,000         1,806,250
Xionics Document Technologies*                                       94,100         1,435,025
                                                                                -------------
                                                                                  142,800,587
                                                                                -------------
COMPUTER SYSTEMS 1.40%
GEAC Computer Ltd*                                                  400,000        11,951,735
Sequent Computer Systems*                                           125,000         2,617,187
                                                                                -------------
                                                                                   14,568,922
                                                                                -------------
COMPUTERS - HARDWARE 11.27%
Compaq Computer*                                                    300,000        19,125,000
Data General*                                                       150,000         2,887,500
HMT Technology*                                                     365,000         6,159,375
Hewlett-Packard Co                                                  450,000        27,759,375
International Business Machines                                     440,000        43,147,500
Lexmark International Group
   Class A*                                                         600,000        18,337,500
                                                                                -------------
                                                                                  117,416,250
                                                                                -------------
COMPUTERS - NETWORKING 2.28%
Bay Networks*                                                       633,400        20,031,275
Cisco Systems*                                                       35,000         2,871,095
Novell Inc*                                                         100,000           843,750
                                                                                -------------
                                                                                   23,746,120
                                                                                -------------
COMPUTERS - PERIPHERALS 0.12%
Exabyte Corp*                                                       115,000         1,214,688
                                                                                -------------
DISTRIBUTION 0.29%
Ingram Micro Class A*                                               100,000         2,981,250
                                                                                -------------





ELECTRICAL EQUIPMENT 1.73%
Alpine Group*                                                       110,582         1,624,173
KEMET Corp*                                                          75,000         1,631,250
Kent Electronics*                                                   300,000        10,481,250
Micrel Inc*                                                         110,000         3,946,250
Sanmina Corp*                                                         5,000           373,750
                                                                                -------------
                                                                                   18,056,673
                                                                                -------------
ELECTRONICS - COMPONENT
   DISTRIBUTION 0.33%
Superior Telecom*                                                   100,000         3,425,000
                                                                                -------------
ELECTRONICS - INSTRUMENTS 1.51%
SanDisk Corp*                                                       375,600         8,967,450
Sawtek Inc*                                                         200,000         6,800,000
                                                                                -------------
                                                                                   15,767,450
                                                                                -------------
ELECTRONICS -
   SEMICONDUCTOR 11.42%
Adaptec Inc*                                                        100,000         4,843,750
Analog Devices*                                                     540,000        16,503,750
Cypress Semiconductor*                                              200,000         2,250,000
Intel Corp                                                          170,000        13,090,000
MRV Communications*                                                 391,000        11,436,750
National Semiconductor*                                             625,000        22,500,000
QLogic Corp*                                                         64,000         2,080,000
Taiwan Semiconductor
   Manufacturing Sponsored ADR*                                     753,500        14,928,719
Texas Instruments                                                   270,000        28,805,625
Xilinx Inc*                                                          75,000         2,559,375
                                                                                -------------
                                                                                  118,997,969
                                                                                -------------
GAMING 0.18%
Midway Games*                                                        89,375         1,871,289
                                                                                -------------
HEALTH CARE DRUGS -
   PHARMACEUTICALS 1.37%
Corixa Corp*                                                        105,000         1,325,625
Medicis Pharmaceutical Class A*                                     270,000        12,993,750
                                                                                -------------
                                                                                   14,319,375
                                                                                -------------
HEALTH CARE RELATED 0.84%
HBO & Co                                                            200,000         8,700,000
                                                                                -------------
LEISURE TIME 2.69%
International Game Technology                                     1,000,000        25,562,500
WMS Industries*                                                     100,000         2,431,250
                                                                                -------------
                                                                                   27,993,750
                                                                                -------------





OFFICE EQUIPMENT
   & SUPPLIES 1.75%
Xerox Corp                                                          230,000        18,241,875
                                                                                -------------
OIL & GAS RELATED 14.77%
Diamond Offshore Drilling                                           500,000        31,125,000
Dresser Industries                                                  200,000         8,425,000
Halliburton Co                                                      500,000        29,812,500
Schlumberger Ltd                                                    500,000        43,750,000
Smith International*                                                300,000        22,875,000
Williams Cos                                                        350,000        17,828,125
                                                                                -------------
                                                                                  153,815,625
                                                                                -------------
RETAIL 2.38%
Creative Technology Ltd*                                            300,000         7,631,250
Tandy Corp                                                          500,000        17,187,500
                                                                                -------------
                                                                                   24,818,750
                                                                                -------------
SERVICES 2.07%
COREStaff Inc*                                                      100,000         2,475,000
Equifax Inc                                                         500,000        15,531,250
Information Resources*                                              100,000         1,650,000
LGS Group                                                           185,050         1,858,380
                                                                                -------------
                                                                                   21,514,630
                                                                                -------------
TELECOMMUNICATIONS -
   CELLULAR & WIRELESS 1.06%
GST Telecommunications*                                             250,000         3,500,000
Iridium World Communications
   Ltd*                                                             130,000         4,883,125
NEXTEL Communications
   Class A*                                                         100,000         2,625,000
                                                                                -------------
                                                                                   11,008,125
                                                                                -------------
TELECOMMUNICATIONS -
   LONG DISTANCE 3.82%
Clearnet Communications
   Non-Voting Class A*                                              100,000         1,587,500
fONOROLA Inc*                                                       300,000         8,271,822
Premiere Technologies*                                              400,000        13,600,000
Teledata Communications Ltd*                                        200,000         6,200,000
WorldCom Inc*                                                       300,000        10,087,500
                                                                                -------------
                                                                                   39,746,822
                                                                                -------------





TELEPHONE 1.54%
BCE Inc                                                             100,000         2,793,750
Newbridge Networks*                                                 250,000        13,250,000
                                                                                -------------
                                                                                   16,043,750
                                                                                -------------
TOTAL COMMON STOCKS
   (Cost $863,070,855)                                                            957,261,969
                                                                                -------------
PREFERRED STOCKS 0.03%
BIOTECHNOLOGY 0.03%
Ingenex Inc, Series B, Pfd*^
   (Cost $300,000)                                                   51,527           300,000
                                                                                -------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 8.07%
CONSUMER FINANCE 8.07%
American Express Credit
   5.530%, 11/3/1997                                           $ 41,223,000        41,223,000
Household Finance
   5.550%, 11/5/1997                                           $ 42,851,000        42,851,000
                                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $84,074,000)                                                              84,074,000
                                                                                -------------
TOTAL INVESTMENT
   SECURITIES AT VALUE  100.00%
   (Cost $947,444,855)
   (Cost for Income Tax Purposes
   $949,179,403)                                                               $1,041,635,969
                                                                               ==============
UTILITIES Portfolio
COMMON STOCKS 95.47%
OIL & GAS RELATED 5.15%
Enron Corp                                                           42,000         1,596,000
Sonat Inc                                                            73,000         3,353,438
Williams Cos                                                         34,000         1,731,875
                                                                                -------------
                                                                                    6,681,313
                                                                                -------------
TELECOMMUNICATIONS 23.34%
AT&T Corp                                                            37,900         1,854,731
Brooks Fiber Properties*                                             52,700         2,944,612
France Telecom SA Sponsored
   ADR Representing Ord Shrs*                                        81,500         3,086,813
ICG Communications*                                                  94,000         2,162,000
LCI International*                                                   84,900         2,196,787
McLeodUSA Inc Class A*                                               55,000         2,041,875






NEXTEL Communications
   Class A*                                                         136,000         3,570,000
Portugal Telecom SA Sponsored
   ADR Representing Ord Shrs                                         33,800         1,394,250
Sprint Corp                                                          68,000         3,536,000
US WEST Communications
   Group                                                             88,300         3,515,444
Viatel Inc*                                                         141,700           938,763
WorldCom Inc*                                                        89,800         3,019,525
                                                                                -------------
                                                                                   30,260,800
                                                                                -------------
Utilities 66.98%
ELECTRIC 37.35%
Allegheny Energy                                                     50,000         1,412,500
American Electric Power                                              37,000         1,748,250
CMS Energy                                                           46,700         1,704,550
CalEnergy Co*                                                        48,000         1,644,000
Carolina Power & Light                                               41,300         1,476,475
CINergy Corp                                                         44,100         1,455,300
DTE Energy                                                           52,500         1,614,375
Dominion Resources                                                   38,200         1,420,562
Duke Energy                                                          62,009         2,991,934
Edison International                                                 70,000         1,793,750
Entergy Corp                                                         57,100         1,395,381
FPL Group                                                            33,000         1,705,687
GPU Inc                                                              43,000         1,556,062
Houston Industries                                                   65,700         1,428,975
IES Industries                                                      100,000         3,225,000
Idaho Power                                                          70,000         2,231,250
New Century Energies                                                 77,700         3,243,975
NIPSCO Industries                                                    21,000           922,687
Northern States Power                                                32,100         1,617,038
PG&E Corp                                                            68,300         1,745,919
PP&L Resources                                                      131,500         2,843,688
PacifiCorp                                                           74,100         1,607,044
PECO Energy                                                          69,000         1,565,438
Pinnacle West Capital                                                48,500         1,688,406
SCANA Corp                                                           56,400         1,424,100
Southern Co                                                          70,300         1,612,506
Texas Utilities                                                      37,900         1,359,663
                                                                                -------------
                                                                                   48,434,515
                                                                                -------------
NATURAL GAS 8.63%
Coastal Corp                                                         47,000         2,825,875
Columbia Gas System                                                  26,000         1,878,500
NGC Corp                                                             76,625         1,455,875
New Jersey Resources                                                 35,000         1,133,125
ONEOK Inc                                                            51,000         1,749,938
TransCanada PipeLines Ltd                                           115,000         2,149,063
                                                                                -------------
                                                                                   11,192,376
                                                                                -------------





TELEPHONE 21.00%
ALLTEL Corp                                                          46,300         1,637,862
Ameritech Corp                                                       66,000         4,290,000
Bell Atlantic                                                        70,135         5,602,033
BellSouth Corp                                                       80,900         3,827,581
Century Telephone Enterprises                                        46,700         1,981,831
Cincinnati Bell                                                      67,000         1,809,000
GTE Corp                                                             81,800         3,471,387
SBC Communications                                                   72,500         4,612,813
                                                                                -------------
                                                                                   27,232,507
                                                                                -------------
   TOTAL UTILITIES                                                                 86,859,398
                                                                                -------------
TOTAL COMMON STOCKS
   (Cost $105,622,015)                                                            123,801,511
                                                                                -------------
PREFERRED STOCKS 0.97%
UTILITIES - ELECTRIC 0.97%
Cia Paranaense de Energia
   Sponsored ADR Representing
   1,000 Pfd B Shrs
   (Cost $1,916,388)                                                105,000         1,253,438
                                                                                -------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 3.56%
FINANCIAL 3.56%
Associates Corp of North America
   5.643%, 11/3/1997
   (Cost $4,620,000)                                            $ 4,620,000         4,620,000
                                                                                -------------
TOTAL INVESTMENT
   SECURITIES AT VALUE  100.00%
   (Cost $112,158,403)
   (Cost for Income Tax Purposes
   $112,159,080)                                                                $ 129,674,949
                                                                                =============

*  Security is non-income producing.

@  Security has no market value at October 31, 1997.

~  Security is an affiliated company (See Notes).

^^ Securities are registered persuant to Rule 144A and may be deemed to be restricted for resale to institutional investors.

++ Security has been designated as collateral for forward foreign currency contracts.

^  The following are restricted securities at October 31, 1997:

                                                                                     Value as
                                              Acquisition       Acquisition              % of
Description                                       Date(s)              Cost        Net Assets
---------------------------------------------------------------------------------------------

Environmental Services
Cyclean Inc, Series D Pfd                         2/23/94          $499,998             0.00%
                                                                                     ========
Health Sciences Portfolio
Advanced Health                                   8/31/93-
                                                  3/16/94       $ 2,023,120             0.77%
Cambridge Heart                                   9/29/93           915,624             0.39
Clarus Medical Systems
   Series I, Pfd                                 12/23/92         2,000,000             0.06
   Series II, Pfd                                  5/3/95           111,196             0.01
   Warrants                                        5/3/95                 0             0.00
Ecogen Technologies I                            11/18/92-
                                                  1/28/94         1,140,000             0.00%
Electroscope Inc                                 4/27/93-
                                                   5/3/96         1,039,500             0.07
Ingenex Inc, Series B
   Pfd                                            9/27/94           600,000             0.06
Janus Biomedical
   Series A, Conv Pfd                              3/2/94         1,000,000             0.11
MedClone Trust                                    9/30/97           101,310             0.00
MedClone Trust
   Series G, Conv Pfd                            10/21/93         1,000,001             0.01
Multum Information
   Services
   Series C, Pfd                                 12/28/93         1,000,001             0.16
   Series E, Pfd                                  6/17/97           486,000             0.05
OrbTek Inc, Series A
   Conv Pfd                                       5/13/94           999,999             0.00
Osiris Therapeutics
   Series C, Conv Pfd                             5/26/94         1,300,000             0.14
Physicians Online
   Series A, Pfd                                  8/31/93           963,600             0.34
Sparta
   Pharmaceuticals                               11/12/93         1,000,000             0.03
Titan Pharmaceuticals                             7/19/93         2,000,035             0.24
Unisyn Technologies                               2/28/94         1,500,000             0.00
Unisyn Technologies
   Series A, Conv Pfd                            12/27/94           359,501             0.01
   Series B, Pfd                                   2/5/96           250,500             0.01
   Series C, Pfd                                  4/25/97           436,720             0.01
Xenometrix Inc                                     1/7/94         1,400,000             0.02
                                                                                     --------
                                                                                        2.49%
                                                                                     --------






Technology Portfolio
Ingenex Inc
   Series B, Pfd                                  9/27/94       $   300,000             0.03%
Titan Pharmaceuticals                             7/19/93         1,000,035             0.11
                                                                                     --------
                                                                                        0.14%
                                                                                     --------

Forward Foreign Currency Contracts
Open at October 31, 1997:

                                                 Currency          Currency        Unrealized
                                                    Units             Value              Gain
Currency/Value Date                                  Sold             (US$)            (Loss)
---------------------------------------------------------------------------------------------
Health Sciences Portfolio
German Mark
   2/9/1998                                    32,000,000      $ 18,447,442      $  (106,509)
Netherlands Guilder
   11/20/1997                                  33,000,000        14,312,311       (1,339,368)
Swiss Franc
   2/9/1998                                    23,000,000        16,129,009         (236,439)
                                                               -----------------------------
                                                               $ 48,888,762      $(1,682,316)
                                                               =============================

Summary of Investments by Country

                                                                       % of
                                                  Country        Investment
Country                                              Code        Securities             Value
---------------------------------------------------------------------------------------------
Gold Portfolio
Australia                                              AS             8.21%      $ 12,080,229
Canada                                                 CA             60.41        88,914,708
Cayman Islands                                         CJ              3.92         5,775,000
France                                                 FR              1.20         1,774,308
South Africa                                           SF              2.45         3,600,000
United States                                          US             23.81        35,039,071
                                                                   --------------------------
                                                                    100.00%      $147,183,316
                                                                   ==========================

Leisure Portfolio
Australia                                              AS              3.24%     $  6,825,891
Bermuda                                                BD              1.15         2,421,900
Canada                                                 CA              1.05         2,229,442
Hong Kong                                              HK              0.54         1,151,541
Indonesia                                              ID              0.34           710,000
Japan                                                  JA              0.82         1,729,520
Netherlands                                            NL              3.05         6,443,902
South Africa                                           SF              2.62         5,520,000
Switzerland                                            SZ              0.41           862,500
United Kingdom                                         UK              5.78        12,183,761
United States                                          US             81.00       170,854,090
                                                                   --------------------------
                                                                    100.00%      $210,932,547
                                                                   ==========================
See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Assets and Liabilities
October 31, 1997

                                                                           Environmental      Financial
                                                             Energy          Services         Services            Gold
                                                           Portfolio         Portfolio        Portfolio         Portfolio
                                                        -------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                              $ 259,175,904      $ 19,648,772    $  899,820,829     $ 210,214,786
                                                        ===================================================================
   At Value                                             $ 300,105,911      $ 21,425,189    $1,086,568,729     $ 147,183,316
Cash                                                          610,443           359,142                 0         5,320,218
Receivables:
   Investment Securities Sold                              29,451,689         1,689,367        31,267,972         5,570,565
   Fund Shares Sold                                         6,980,717            20,625         8,480,809         3,392,302
   Dividends and Interest                                     206,415             6,174         1,529,512           210,712
Prepaid Expenses and Other Assets                              86,325            10,716            96,985            51,926
                                                        -------------------------------------------------------------------
TOTAL ASSETS                                              337,441,500        23,511,213     1,127,944,007       161,729,039
                                                        -------------------------------------------------------------------
LIABILITIES
Payables:
   Custodian                                                        0                 0           430,976                 0
   Distributions to Shareholders                               64,179               452           551,847                 0
   Investment Securities Purchased                                  0           236,850        11,725,710                 0
   Fund Shares Repurchased                                  2,703,646           117,443         1,980,772        10,614,339
   Borrowings on Line of Credit                            15,022,431                 0                 0                 0
Accrued Expenses and Other Payables                                 0             5,473                 0            29,457
                                                        -------------------------------------------------------------------
TOTAL LIABILITIES                                          17,790,256           360,218        14,689,305        10,643,796
                                                        -------------------------------------------------------------------
Net Assets at Value                                     $ 319,651,244      $ 23,150,995    $1,113,254,702      $151,085,243
                                                        ===================================================================
NET ASSETS
Paid-in Capital*                                          238,972,335        15,864,388       778,691,988       284,346,076
Accumulated Undistributed
   (Distributions in Excess of)
   Net Investment Income                                      150,934           (1,567)           (3,840)        (2,122,169)
Accumulated Undistributed Net Realized
   Gain (Loss) on Investment Securities
   and Foreign Currency Transactions                       39,597,968         5,511,757       147,818,654       (68,099,824)
Net Appreciation (Depreciation) of
   Investment Securities and Foreign
   Currency Transactions                                   40,930,007         1,776,417       186,747,900       (63,038,840)
                                                        -------------------------------------------------------------------
Net Assets at Value                                     $ 319,651,244      $ 23,150,995    $1,113,254,702      $151,085,243
                                                        ===================================================================





Shares Outstanding                                         16,496,002         2,023,020        38,202,876        47,104,459
Net Asset Value, Offering and
   Redemption Price per Share                                 $ 19.38           $ 11.44           $ 29.14            $ 3.21
                                                        ===================================================================

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Assets and Liabilities (Continued)
October 31, 1997

                                                              Health
                                                             Sciences           Leisure        Technology         Utilities
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                        -------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                              $ 695,667,565     $ 162,088,251    $  47,444,855      $ 112,158,403
                                                        ===================================================================
   At Value                                             $ 932,202,907     $ 210,932,547    $1,041,635,969     $ 129,674,949
Cash                                                                0           484,163                 0                 0
Receivables:
   Investment Securities Sold                              15,860,807         1,081,019         4,756,483         1,215,752
   Fund Shares Sold                                         5,045,780         5,644,483         8,280,404         1,505,718
   Dividends and Interest                                     848,847           193,588           170,802           475,081
Prepaid Expenses and Other Assets                              94,396            37,244            94,292            28,942
                                                        -------------------------------------------------------------------
TOTAL ASSETS                                              954,052,737       218,373,044     1,054,937,950       132,900,442
                                                        -------------------------------------------------------------------
LIABILITIES
Payables:
   Custodian                                                4,428,474                 0         2,657,174           126,534
   Distributions to Shareholders                               45,872             4,416           229,968            49,103
   Investment Securities Purchased                          1,096,540         1,204,222         9,407,769                 0
   Fund Shares Repurchased                                  2,264,341           530,551         2,665,305           294,255
Depreciation on Forward Foreign
   Currency Contracts                                       1,682,316                 0                 0                 0
Accrued Expenses and Other Payables                            37,332            18,091            9,330              7,401
                                                        -------------------------------------------------------------------
TOTAL LIABILITIES                                           9,554,875         1,757,280        14,969,546           477,293
                                                        ===================================================================
Net Assets at Value                                       944,497,862       216,615,764     1,039,968,404       132,423,149
                                                        ===================================================================
NET ASSETS
Paid-in Capital*                                          560,220,220       145,805,533       755,196,589       110,974,847
Accumulated Undistributed
   (Distributions in Excess of)
   Net Investment Income                                    2,019,043          (12,651)             2,000           (1,533)
Accumulated Undistributed Net Realized
   Gain on Investment Securities and
   Foreign Currency Transactions                          147,401,272        21,978,222       190,578,701         3,933,289
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                      234,857,327        48,844,660        94,191,114        17,516,546
                                                        -------------------------------------------------------------------
Net Assets at Value                                       944,497,862       216,615,764     1,039,968,404       132,423,149
                                                        ===================================================================






Shares Outstanding                                         16,425,894         7,961,765        28,912,682        10,664,816
Net Asset Value, Offering and
   Redemption Price per Share                                   57.50             27.21             35.97             12.42
                                                         ==================================================================

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Operations
Year Ended October 31, 1997

                                                                          Environmental         Financial
                                                               Energy          Services          Services              Gold
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                         ------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $  2,793,477        $  206,046     $  15,533,731      $  1,430,318
Interest                                                      948,907           121,998         2,846,515           922,242
   Foreign Taxes Withheld                                     (66,684)           (3,832)         (160,350)          (68,080)
                                                         ------------------------------------------------------------------
   TOTAL INCOME                                             3,675,700           324,212        18,219,896         2,284,480
                                                         ------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                    1,788,892           188,133         5,705,247         1,703,349
Transfer Agent Fees                                           710,090           208,784         1,995,619           982,788
Administrative Fees                                            45,876            13,763           137,504            44,069
Custodian Fees and Expenses                                    53,160            10,645           135,518           125,141
Directors' Fees and Expenses                                   19,465             9,585            49,139            21,406
Professional Fees and Expenses                                 20,164            12,732            42,020            21,997
Registration Fees and Expenses                                121,809            37,098           137,694           127,725
Reports to Shareholders                                       118,511            60,884           225,986           204,960
Other Expenses                                                 10,198             2,270            29,611           112,910
                                                         ------------------------------------------------------------------
TOTAL EXPENSES                                              2,888,165           543,894         8,458,338         3,344,345
   Fees and Expenses Absorbed by
     Investment Adviser                                             0         (111,723)                 0                 0
   Fees and Expenses Paid Indirectly                         (147,144)           (8,370)         (420,579)         (135,644)
                                                         ------------------------------------------------------------------
     NET EXPENSES                                           2,741,021           423,801         8,037,759         3,208,701
                                                         ------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                  934,679           (99,589)       10,182,137          (924,221)
                                                         ------------------------------------------------------------------





REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                            40,217,487         5,641,836       147,813,499       (30,717,664)
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                                   23,498,589        (1,079,626)       97,578,701       (94,168,901)
                                                         ------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT
   SECURITIES                                              63,716,076         4,562,210       245,392,200      (124,886,565)
                                                         ------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   from Operations                                         64,650,755         4,462,621       255,574,337      (125,810,786)
                                                         ==================================================================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Operations (Continued)
Year Ended October 31, 1997

                                                              Health
                                                             Sciences           Leisure        Technology         Utilities
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                         ------------------------------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                                                $  8,653,611      $  1,963,685      $  3,350,442      $  5,155,802
Interest                                                    2,532,661         1,105,003         9,951,373           388,558
   Foreign Taxes Withheld                                    (324,885)          (46,462)         (127,782)          (17,010)
                                                         ------------------------------------------------------------------
   TOTAL INCOME                                            10,861,387         3,022,226        13,174,033         5,527,350
                                                         ------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                    6,276,181         1,598,185         6,217,324         1,063,655
Transfer Agent Fees                                         2,910,149         1,048,771         2,686,039           530,316
Administrative Fees                                           152,539            41,964           150,934            31,273
Custodian Fees and Expenses                                   244,524            64,047           156,441            28,901
Directors' Fees and Expenses                                   63,667            21,182            57,742            15,746
Professional Fees and Expenses                                 53,707            22,240            46,372            18,130
Registration Fees and Expenses                                106,545            53,062           174,368            50,952
Reports to Shareholders                                       392,475           137,982           322,101            57,022
Other Expenses                                                 48,285             7,485            40,354             7,370
                                                         ------------------------------------------------------------------
   TOTAL EXPENSES                                          10,248,072         2,994,918         9,851,675         1,803,365
   Fees and Expenses Absorbed by
     Investment Adviser                                             0                 0                 0           (67,385)
   Fees and Expenses Paid Indirectly                         (435,392)          (80,529)         (537,113)          (94,466)
                                                         ------------------------------------------------------------------
   NET EXPENSES                                             9,812,680         2,914,389         9,314,562         1,641,514
                                                         ------------------------------------------------------------------
NET INVESTMENT INCOME                                       1,048,707           107,837         3,859,471         3,885,836
                                                         ------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                      150,514,154        21,991,252       191,768,642         3,976,158
Change in Net Appreciation of
   Investment Securities and Foreign
   Currency Transactions                                   41,293,920        18,919,855       (21,199,698)       10,184,614
                                                         ------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                         191,808,074        40,911,107       170,568,944        14,160,772
                                                         ------------------------------------------------------------------
Net Increase in Net Assets from
   Operations                                             192,856,781        41,018,944       174,428,415        18,046,608
                                                         ==================================================================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets
Year Ended October 31

                                               Energy               Environmental Services              Financial Services
                                             Portfolio                    Portfolio                          Portfolio
                                   ----------------------------  ------------------------------   ------------------------------
                                         1997           1996           1997           1996              1997           1996

OPERATIONS
Net Investment Income (Loss)       $     934,679 $      580,681  $     (99,589) $       150,546   $    10,182,137 $   11,291,536
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                       40,217,487     20,895,131      5,641,836        4,012,079       147,813,499     49,662,621
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign Currency
   Transactions                       23,498,589     17,796,621     (1,079,626)       2,319,724        97,578,701     59,699,110
                                   ----------------------------  ------------------------------   ------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                         64,650,755     39,272,433      4,462,621        6,482,349       255,574,337    120,653,267
                                   ----------------------------  ------------------------------   ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                   (766,993)      (580,681)             0         (149,211)      (10,174,253)   (11,291,536)
In Excess of Net Investment
   Income                                      0         (3,529)       (12,314)               0                 0     (1,199,518)
Net Realized Gain on Investment
   Securities and Foreign
   Currency Transactions             (16,796,928)             0     (1,266,766)               0       (48,464,760)   (24,567,717)
                                   ----------------------------  ------------------------------   ------------------------------
TOTAL DISTRIBUTIONS                  (17,563,921)      (584,210)    (1,279,080)        (149,211)      (58,639,013)   (37,058,771)
                                   ----------------------------  ------------------------------   ------------------------------

FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares      1,133,329,398    658,993,329     80,565,921      122,232,471     1,852,179,285    717,132,503
Reinvestment of Distributions         16,740,539        557,255      1,239,463          161,433        54,645,985     35,465,349
                                   ----------------------------  ------------------------------   ------------------------------
                                   1,150,069,937    659,550,584     81,805,384      122,393,904     1,906,825,270    752,597,852
Amounts Paid for Repurchases
   of Shares                      (1,113,674,939)  (510,352,997)   (88,631,624)    (124,689,299)   (1,533,193,829)  (703,552,727)
                                   ----------------------------  ------------------------------   ------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM FUND SHARE
   TRANSACTIONS                       36,394,998    149,197,587     (6,826,240)      (2,295,395)      373,631,441     49,045,125
                                   ----------------------------  ------------------------------   ------------------------------
Total Increase (Decrease)
   in Net Assets                      83,481,832    187,885,810     (3,642,699)       4,037,743       570,566,765    132,639,621
NET ASSETS
Beginning of Period                  236,169,412     48,283,602     26,793,694       22,755,951       542,687,937    410,048,316
                                   ----------------------------  ------------------------------   ------------------------------
End of Period                      $ 319,651,244 $  236,169,412  $  23,150,995  $    26,793,694   $ 1,113,254,702  $ 542,687,937
                                   ============================  ==============================   ==============================






Accumulated Undistributed
   (Distributions In Excess of)
   Net Investment Income
   Included in Net Assets at
   End of Period                   $     150,934 $        1,036  $      (1,567) $        11,295   $        (3,840) $       2,782
             -----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                           69,488,349     52,683,481      7,527,335     12,863,444          72,520,136     34,784,265
Shares Issued from Reinvestment
   of Distributions                    1,194,637         37,088        127,595         16,188           2,428,228      1,767,754
                                   ----------------------------  ----------------------------    -------------------------------
                                      70,682,986     52,720,569      7,654,930     12,879,632          74,948,364     36,552,019
Shares Repurchased                   (69,903,722)   (41,791,100)    (8,275,001)   (13,037,396)        (60,404,260)   (34,528,936)
                                   ----------------------------  ----------------------------    -------------------------------
Net Increase (Decrease) in
   Fund Shares                           779,264     10,929,469       (620,071)      (157,764)         14,544,104      2,023,083
                                   ============================  ============================    ===============================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets (Continued)
Year Ended October 31

                                            Gold                        Health Sciences                   Leisure
                                          Portfolio                        Portfolio                     Portfolio
                                 ------------------------------  ----------------------------  ----------------------------
                                       1997           1996           1997           1996           1997           1996

OPERATIONS
Net Investment Income (Loss)     $     (924,221) $     (228,896) $   1,048,707  $   1,222,415  $     107,837  $     480,349
Net Realized Gain (Loss) on
   Investment Securities and
   Foreign Currency Transactions    (30,717,664)     41,924,779    150,514,154    137,904,104     21,991,252      6,689,537
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions            (94,168,901)     47,263,589     41,293,920     23,591,252     18,919,855     19,505,255
                                 ------------------------------  ----------------------------  ----------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS      (125,810,786)     88,959,472    192,856,781    162,717,771     41,018,944     26,675,141
                                 ------------------------------  ----------------------------  ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                         0               0       (982,628)    (1,216,776)      (106,433)      (480,349)
In Excess of Net Investment
   Income                           (64,909,867)              0              0              0         (8,905)        (4,051)
Net Realized Gain on
   Investment Securities and
   Foreign Currency Transactions              0               0   (138,286,646)   (73,235,099)    (6,650,312)    (6,689,537)
In Excess of Net Realized Gain on
   Investment Securities and
   Foreign Currency Transactions              0               0              0              0              0    (27,147,496)
                                 ------------------------------  ----------------------------   ---------------------------
TOTAL DISTRIBUTIONS                 (64,909,867)              0   (139,269,274)   (74,451,875)    (6,765,650)   (34,321,433)
                                 ------------------------------  ----------------------------   ---------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales
   of Shares                      1,024,175,443   1,233,702,381    846,691,468  1,100,025,309    188,164,769    229,000,338
Reinvestment of
   Distributions                     61,300,192               0    134,000,802     71,749,211      6,513,122     33,235,182
                                 ------------------------------  ----------------------------   ---------------------------
                                  1,085,475,635   1,233,702,381    980,692,270  1,171,774,520    194,677,891    262,235,520
Amounts Paid for
   Repurchases of Shares         (1,021,562,103) (1,196,548,485)(1,023,610,028)(1,187,138,111)  (264,612,549)  (267,472,664)
                                 ------------------------------  ----------------------------   ---------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM FUND SHARE
   TRANSACTIONS                      63,913,532      37,153,896    (42,917,758)   (15,363,591)   (69,934,658)    (5,237,144)
                                 ------------------------------  ----------------------------   ---------------------------





Total Increase (Decrease) in
   Net Assets                      (126,807,121)    126,113,368     10,669,749     72,902,305    (35,681,364)   (12,883,436)
NET ASSETS
Beginning of Period                 277,892,364     151,778,996    933,828,113    860,925,808    252,297,128    265,180,564
                                 ------------------------------  ----------------------------   ---------------------------
End of Period                    $  151,085,243  $  277,892,364  $ 944,497,862  $ 933,828,113   4216,615,764  $ 252,297,128
                                 ==============================  ============================   ===========================
Accumulated Undistributed
   (Distributions In Excess of)
   Net Investment Income
   Included in Net Assets at
   End of Period                 $   (2,122,169) $   34,512,656  $   2,019,043  $      (6,213)  $    (12,651) $      (1,403)
                   ------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                          210,893,300    159,903,190     15,734,775     20,091,872      7,514,363      9,926,200
Shares Issued from Reinvestment
   of Distributions                   11,026,021              0      2,804,756      1,369,450        290,394      1,556,657
                                 ------------------------------  ----------------------------   ---------------------------
                                     221,919,321    159,903,190     18,539,531     21,461,322      7,804,757     11,482,857
Shares Repurchased                  (209,545,027)  (154,311,942)   (19,017,914)   (21,613,551)   (10,864,156)   (11,613,010)
                                 ------------------------------  ----------------------------   ---------------------------
Net Increase (Decrease) in
   Fund Shares                        12,374,294      5,591,248       (478,383)      (152,229)    (3,059,399)      (130,153)
                                 ==============================  ============================   ===========================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets (Continued)
Year Ended October 31

                                                                           Technology                    Utilities
                                                                           Portfolio                     Portfolio
                                                               ------------------------------   ---------------------------
                                                                      1997           1996           1997           1996

OPERATIONS
Net Investment Income                                          $     3,859,471  $   1,631,849   $  3,885,836   $  4,512,982
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                               191,768,642    105,200,971      3,976,158     14,115,442
Change in Net Appreciation (Depreciation) of Investment
   Securities and Foreign Currency Transactions                    (21,199,698)    13,795,426     10,184,614      2,563,450
                                                               ------------------------------   ---------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         174,428,415    120,628,246     18,046,608     21,191,874
                                                               ------------------------------   ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                               (3,844,605)    (1,631,849)    (3,883,534)    (4,512,982)
In Excess of Net Investment Income                                           0         (3,266)             0        (13,166)
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                                  (105,677,534)   (96,107,659)   (10,429,174)             0
                                                               ------------------------------   ---------------------------
TOTAL DISTRIBUTIONS                                               (109,522,139)   (97,742,774)   (14,312,708)    (4,526,148)
                                                               ------------------------------   ---------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                    1,630,735,648  1,273,121,550    213,563,256    275,156,466
Reinvestment of Distributions                                      104,735,865     94,751,957     13,624,733      4,318,319
                                                               ------------------------------   ---------------------------
                                                                 1,735,471,513  1,367,873,507    227,187,989    279,474,785
Amounts Paid for Repurchases of Shares                          (1,550,020,036)(1,164,257,096)  (251,580,295)  (277,526,457)
                                                               ------------------------------   ---------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                                    185,451,477    203,616,411    (24,392,306)     1,948,328
                                                               ------------------------------   ---------------------------
Total Increase (Decrease) in Net Assets                            250,357,753    226,501,883    (20,658,406)    18,614,054
NET ASSETS
Beginning of Period                                                789,610,651    563,108,768    153,081,555    134,467,501
                                                               ------------------------------   ---------------------------
End of Period                                                    1,039,968,404    789,610,651    132,423,149    153,081,555
                                                               ==============================   ===========================
Accumulated Undistributed (Distributions in Excess of)
   Net Investment Income Included in Net Assets at
   End of Period                                                         2,000         (9,962)        (1,533)       117,252
          ----------------------------------------------------------------------------------------------------






FUND SHARE TRANSACTIONS
Shares Sold                                                         48,520,411     39,668,920     18,030,968     23,673,545
Shares Issued from Reinvestment of Distributions                     3,352,065      3,238,131      1,209,641        371,817
                                                               ------------------------------   ---------------------------
                                                                    51,872,476     42,907,051     19,240,609     24,045,362
Shares Repurchased                                                 (46,024,492)   (36,244,761)   (21,291,670)   (24,000,218)
                                                               ------------------------------   ---------------------------
Net Increase (Decrease) in Fund Shares                               5,847,984      6,662,290    (2,051,061)         45,144
                                                               ==============================   ===========================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Notes to Financial Statements
NOTE  1  -  ORGANIZATION  AND  SIGNIFICANT  ACCOUNTING  POLICIES.   INVESCO
Strategic Portfolios, Inc. (the "Fund") is incorporated in Maryland and presently consists of eight separate Portfolios: Energy Portfolio, Environmental Services Portfolio, Financial Services Portfolio, Gold Portfolio, Health Sciences Portfolio, Leisure Portfolio, Technology Portfolio and Utilities Portfolio. The investment objectives are to seek capital appreciation through investments in specific business sectors. Additionally, Utilities Portfolio seeks capital appreciation and income through investments in public utilities. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
         Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
         Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
         If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
         Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
         Assets and liabilities initially expressed in terms of foreign curriences are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
         Effective November 1, 1996, the Fund began accruing income using the effective interest method which includes amortizing premiums on purchases of portfolio securities as adjustments to income. This method of recording income more closely reflects the economics of holding and disposing of debt instruments. Prior to November 1, 1996, the Fund accrued coupon interest income, market discount and original issue discount and accounted for purchased premiums as capital gains or losses when realized upon disposition of the associated security. The cumulative effect of applying this accounting change was to decrease accumulated undistributed (distributions in excess of) net investment income and increase net unrealized appreciation of investment securities by $7,535 for Utilities Portfolio, and insignificant for the remaining seven Portfolios. Such accounting change had no effect on net asset value per share.
         The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
         The Fund's use of forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
         The net position of such forward contracts is presented in the Statement of Assets and Liabilities and may have additional elements of risk which may not necessarily be reflected.
         The Environmental Services Portfolio may have elements of risk due to concentrated investments in the environmental services industry. Investments in environmental services companies may be affected by regulations imposed by various federal and state authorities, including the Environmental Protection Agency and its affiliates. In addition, some of these companies may have certain liability risks as a result of the products or services they provide.
         Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

C. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At October 31, 1997, Gold Portfolio had $1,051,643 and $65,690,036 in net capital loss carryovers which expire in the years 2003 and 2005, respectively.
         To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
         Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended October 31, 1997, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                                                                      Qualifying
    Portfolio                                                         Percentage
    ----------------------------------------------------------------------------
    Energy Portfolio                                                     4.55%
    Environmental Services Portfolio                                   100.00%
    Financial Services Portfolio                                        27.43%
    Gold Portfolio                                                       1.68%
    Health Sciences Portfolio                                            6.48%
    Leisure Portfolio                                                  100.00%
    Technology Portfolio                                                 3.95%
    Utilities Portfolio                                                 31.88%

         Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
         For the year ended October 31, 1997, the effects of such differences were as follows:

                                  Accumulated        Accumulated
                                 Undistributed      Undistributed
                                      Net            Net Realized
                                  Investment       Gain on Invest-       Paid-in
Portfolio                           Income         ment Securities       Capital
--------------------------------------------------------------------------------
Energy Portfolio                $   (17,788)        $     (1,218)     $  19,006
Enviornmental Services Portfolio     99,041              (99,159)           118
Financial Services Portfolio        (14,506)              13,841            665
Gold Portfolio                   29,199,263          (29,104,362)       (94,901)
Health Sciences Portfolio         1,959,177           (1,958,686)          (491)
Leisure Portfolio                    (3,747)               2,971            776
Technology Portfolio                 (2,904)               3,071           (167)
Utilities Portfolio                (113,552)             113,552              0

    Net investment income, net realized gains and net assets were not affected.
E. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
         At October 31, 1997, Health Sciences Portfolio had outstanding forward foreign currency contracts. Unrealized gain or loss on forward foreign currency contracts is calculated daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.
         Forward foreign currency contracts held by the Fund are fully collaterlized by other securities which are notated in the Statement of Investment Securities and such collateral is in the posessession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the forward foreign currency contract.
F. EXPENSES - Each of the Portfolios bears expenses incurred specifically on its behalf and, in addition, each Portfolio bears a portion of general expenses, based on the relative net assets of each Portfolio.
         Under an agreement between each Portfolio and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer Agent Fees are reduced by credits earned by each Portfolio from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
         For the year ended October 31, 1997, Fees and Expenses Paid Indirectly consisted of the following:

                                                Custodian Fees         Transfer
Portfolio                                        and Expenses         Agent Fees
--------------------------------------------------------------------------------
Energy Portfolio                                  $  17,330           $  129,814
Environmental Services Portfolio                      1,394                6,976
Financial Services Portfolio                         50,023              370,556
Gold Portfolio                                       25,895              109,749
Health Sciences Portfolio                            98,710              336,682
Leisure Portfolio                                    25,504               55,025
Technology Portfolio                                 79,416              457,697
Utilities Portfolio                                  10,199               84,267

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for each Portfolio is based on the  annual  rate of 0.75% on the first $350  million  of  average  net assets; reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million. IFG voluntarily agreed to waive a portion of its fee which exceeds 0.45% on average net assets in excess of $2 billion, 0.40% on average net assets in excess of $4 billion, and 0.35% on average net assets in excess of $10 billion.
    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Portfolio are made by ITC. Fees for such sub-advisory services are paid by IFG.
    In accordance with an Administrative Agreement, each Portfolio pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
    IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
    A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") became effective November 1, 1997, for Energy, Financial Services, Gold, Health Sciences, Leisure, Technology and Utilities Portfolios, and December 1, 1997 for Environmental Services Portfolio. The Plan provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. to a maximum of 0.25% of new assets.
    IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Environmental Services and Utilities Portfolios.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Portfolio                                         Purchases           Sales
--------------------------------------------------------------------------------
Energy Portfolio                              $   570,627,306    $  555,607,817
Environmental Services Portfolio                   42,127,963        51,327,623
Financial Services Portfolio                      989,117,913       750,069,599
Gold Portfolio                                    328,645,295       335,105,357
Health Sciences Portfolio                       1,252,866,232     1,439,010,465
Leisure Portfolio                                  51,326,618       132,561,646
Technology Portfolio                            1,928,583,193     1,773,133,149
Utilities Portfolio                                73,504,571        98,482,037

    There were no purchases  or sales of U.S.  Government  securities.
NOTE 4 - APPRECIATION AND DEPRECIATION. At October 31, 1997, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Portfolio were as follows:
                                                                       Net
                                    Gross             Gross        Appreciation
Portfolio                         Appreciation    Depreciation    (Depreciation)
--------------------------------------------------------------------------------
Energy Portfolio                  $ 44,561,099    $  4,088,918    $  40,472,181
Environmental Services Portfolio     3,369,584       1,615,540        1,754,044
Financial Services Portfolio       203,005,786      13,476,863      189,528,923
Gold Portfolio                      11,286,794      79,365,984      (68,079,190)
Health Sciences Portfolio          258,189,604      22,600,404      235,589,200
Leisure Portfolio                   54,420,111       6,407,411       48,012,700
Technology Portfolio               148,343,287      55,886,721       92,456,566
Utilities Portfolio                 20,844,663       3,328,794       17,515,869

NOTE 5 - TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement.
    Pension expenses for the year ended October 31, 1997, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                    Unfunded
                                     Pension         Accrued            Pension
Portfolio                            Expenses     Pension Costs        Liability
--------------------------------------------------------------------------------
Energy Portfolio                     $ 2,116         $   4,444         $   8,790
Environmental Services Portfolio         525             1,439             3,009
Financial Services Portfolio           6,622            13,555            30,891
Gold Portfolio                         4,055            14,960            29,435
Health Sciences Portfolio             14,423            26,376            61,348
Leisure Portfolio                      3,980            11,687            25,513
Technology Portfolio                  11,170            17,357            41,429
Utilities Portfolio                    1,974             5,781            12,527

    An affiliated company represents ownership by the Portfolio of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended October 31, 1997, in which the issuer was an affiliate of the Portfolio, is as follows:

                                                                            Realized
                                Purchases               Sales              Gain (Loss)
                           -------------------------------------------     on Invesment     Value at
Affiliate                  Shares      Cost       Shares      Cost         Securities      10/31/97
----------------------------------------------------------------------------------------------------
Financial Services Portfolio
Conseco Inc                50,000  $2,821,750   1,200,000 $ 18,696,019     $  26,470,277  $        0
Homeside Inc              427,500   6,500,614     427,500    6,500,614         4,097,563           0

Gold Portfolio
Crown Resources                 -           -           -            -                 -  $5,160,000
Franasco Gold              75,000   1,085,724     188,100      565,128         2,136,259   2,221,841
Goldbelt Resources              -           -           -            -                 -     198,722
Guyanor Resources SA
    Class A               311,000   1,112,353           -            -                 -   1,774,308
International Capri
    Resources                   -           -     137,500      276,456         (250,885)      75,497
Pacific Amber
    Resources Ltd         300,000   1,079,707           -            -                 -     153,300
Pacific Rim Mining        924,900   3,371,132           -            -                 -     951,813
Sonoma Resources                -           -      62,800       87,782          (67,177)           0
Steppe Gold
    International               -           -     900,000    1,664,280       (1,358,070)           0

Health Sciences Portfolio
Advanced Health                 -           -     228,550       25,573         4,724,339   7,273,559
Axogen Ltd, Units         345,000   6,210,000     147,500    2,655,000           813,010   7,702,500
Cambridge Heart                 -           -     142,188      284,376           802,174   3,708,277
Clarus Medical Systems
    Series I, Pfd               -           -           -            -                 -     533,320
    Series II, Pfd              -           -           -            -                 -     111,196
    Warrants                    -           -           -            -                 -           0
Ecogen Technologies I           -           -           -            -                 -           1
Electroscope Inc                -           -           -            -                 -     678,300
Emisphere Technologies    243,600   5,396,997     150,000    2,550,010           494,569  11,501,000
Janus Biomedical
    Series A, Conv Pfd          -           -           -            -                 -   1,000,000
MedClone Inc              144,405     101,310           -            -                 -           0
MedClone Inc
    Promissory Notes
    10.000%                     -           -      73,680       73,680                 -           0
    Promissory Notes
    7.000%                      -           -      27,630       27,630                 -           0
    Series G, Conv Pfd          -           -           -            -                 -      75,581
Multum Information
    Services
    Series C, Pfd               -           -           -            -                 -   1,468,573
    Series E, Pfd         142,941     486,000           -            -                 -     486,000





Physicians Online
    Series A, Pfd               -           -           -            -                 - $ 3,219,629
ResMed Inc                      -           -           -            -                 - 12,460,000S
parta Pharmaceuticals           -           -           -            -                 -     281,250
Unisyn Technologies             -           -           -            -                 -      10,896
Unisyn Technologies
    Series A, Conv Pfd          -           -           -            -                 -     125,825
    Series B, Pfd               -           -           -            -                 -      87,675
    Series C, Pfd         349,376   $ 436,720           -            -                 -     122,282

Technology Portfolio
Cellular Technical
    Services              200,000   2,150,000   1,000,000   12,556,870       (6,565,317)           0
Future Communications           -           -           -            -                 -           1

    No dividend income was received from any affiliated companies.

NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Portfolio. Each Portfolio agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At October 31, 1997, Energy Portfolio had an outstanding line of credit at an interest rate of 8.50%. The amount of the borrowing and the related interest is presented in the Statement of Assets and Liabilities. On November 3, 1997, Energy Portfolio paid the line of credit in full, including interest. There were no such borrowings in any other Portfolio.

Other Information
UNAUDITED

     On October 28, 1997, a special meeting of the shareholders of Energy, Financial Services, Gold, Health Sciences, Leisure, Technology and Utilites Portfolios was held at which the approval to change the investment policy of each Portfolio to allow each Portfolio to utilize futures contracts, options on futures, puts and calls to the extent permitted by applicable law (Proposal 1), the approval to change the investment policy of each Portfolio to permit more than five percent of each Portfolio's assets to be invested in a single issuer, provided that such purchases do not exceed twenty-five percent of each Portfolio's assets (Proposal 2) and the approval of a Plan and Agreement of Distribution for each Portfolio (Proposal 3) were ratified. The following is a report on the votes cast:

Proposal                         For             Against           Abstain            Total
---------------------------------------------------------------------------------------------
Energy Portfolio
Proposal 1                    6,423,502         1,855,328           362,890         8,641,720
Proposal 2                    6,602,066         1,681,447           358,207         8,641,720
Proposal 3                    6,642,918         1,437,789           561,013         8,641,720
Financial Services Portfolio
Proposal 1                   12,927,773         4,986,456         1,121,350        19,035,579
Proposal 2                   13,820,110         4,116,948         1,098,521        19,035,579
Proposal 3                   12,968,294         4,361,944         1,705,341        19,035,579
Gold Portfolio
Proposal 1                   18,905,559         4,421,739         1,387,381        24,714,679
Proposal 2                   19,175,647         4,221,779         1,317,253        24,714,679
Proposal 3                   17,912,067         4,736,743         2,065,869        24,714,679
Health Sciences Portfolio
Proposal 1                    5,978,435         2,180,218           540,261         8,698,914
Proposal 2                    6,463,315         1,714,580           521,019         8,698,914
Proposal 3                    5,938,091         1,998,921           761,902         8,698,914
Leisure Portfolio
Proposal 1                    2,724,535           977,420           336,181         4,038,136
Proposal 2                    2,915,763           804,380           317,993         4,038,136
Proposal 3                    2,772,142           837,017           428,977         4,038,136
Technology Portfolio
Proposal 1                   10,661,753         3,386,943           976,400        15,025,096
Proposal 2                   11,246,166         2,836,798           942,132        15,025,096
Proposal 3                   10,244,910         3,394,146         1,386,040        15,025,096
Utilities Portfolio
Proposal 1                    3,842,638         1,341,836           333,141         5,517,615
Proposal 2                    4,176,972           991,822           348,821         5,517,615
Proposal 3                    3,875,840         1,152,547           489,228         5,517,615

On November 25, 1997, a special meeting of the shareholders of Enviornmental Services Portfolio was held at which the approval to change the investment policy of the Portfolio to allow the Portfolio to utilize futures contracts, options on futures, puts and calls to the extent permitted by applicable law (Proposal 1), the approval to change the investment policy of the Portfolio to permit more than five percent of the Portfolio's assets to be invested in a single issuer, provided that such purchases do not exceed twenty-five percent of the Portfolio's assets (Proposal 2) and the approval of a Plan and Agreement of Distribution for the Portfolio (Proposal 3) were ratified. The following is a report on the votes cast:

Proposal                         For              Against           Abstain           Total
---------------------------------------------------------------------------------------------
Environmental Services Portfolio
Proposal 1                    1,599,524           271,299           106,628         1,977,451
Proposal 2                    1,626,365           241,857           109,229         1,977,451
Proposal 3                    1,321,525           479,574           176,352         1,977,451

INVESCO Strategic Portfolios, Inc.
Financial Highlights
 (For a Fund Share Outstanding Throughout Each Period)

                                                                     Year Ended October 31
                                       ------------------------------------------------------
                                         1997        1996        1995        1994        1993

                                       Energy Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $15.03      $10.09      $10.77      $11.53      $ 9.14
                                       ------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                    0.06        0.04        0.09        0.06        0.13
Net Gains or (Losses)
   on Securities (Both Realized
   and Unrealized)                       5.56        4.94       (0.68)      (0.76)       2.36
                                       ------------------------------------------------------
Total from Investment Operations         5.62        4.98       (0.59)      (0.70)       2.49
                                       ------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income+                               0.05        0.04        0.09        0.06        0.10
Distributions from
   Capital Gains                         1.22        0.00        0.00        0.00        0.00
                                       ------------------------------------------------------
Total Distributions                      1.27        0.04        0.09        0.06        0.10
                                       ------------------------------------------------------
Net Asset Value -
   End of Period                       $19.38      $15.03      $10.09      $10.77      $11.53
                                       ======================================================

TOTAL RETURN                           40.65%      49.33%      (5.45%)     (6.04%)     27.18%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                    $319,651    $236,169     $48,284     $73,767     $50,272
Ratio of Expenses to
   Average Net Assets                  1.21%@      1.30%@      1.53%@       1.35%       1.18%
Ratio of Net Investment Income
   to Average Net Assets                0.39%       0.54%       0.72%       0.65%       0.86%
Portfolio Turnover Rate                  249%        392%        300%        123%        190%
Average Commission Rate Paid^^        $0.0796     $0.0794           -           -           -

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                       Year Ended October 31
                                       ------------------------------------------------------
                                         1997        1996        1995        1994<      1993<

                                       Environmental Services Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $10.14      $ 8.12      $ 6.50      $ 6.80      $ 7.54
                                       ------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income (Loss)            (0.04)       0.06        0.08        0.06       (0.02)
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                       1.89        2.02        1.62       (0.30)      (0.72)
                                       ------------------------------------------------------
Total from Investment
   Operations                            1.85        2.08        1.70       (0.24)      (0.74)
                                       ------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                     0.00        0.06        0.08        0.06        0.00
In Excess of Net Investment
   Income                                0.01        0.00        0.00        0.00        0.00
Distributions from Capital
   Gains                                 0.54        0.00        0.00        0.00        0.00
                                       ------------------------------------------------------
Total Distributions                      0.55        0.06        0.08        0.06        0.00
                                       ------------------------------------------------------
Net Asset Value -
   End of Period                       $11.44      $10.14      $ 8.12      $ 6.50      $ 6.80
                                       ======================================================

TOTAL RETURN                           19.13%      25.58%      26.09%      (3.51%)     (9.85%)

RATIOS
Net Assets - End of Period
   ($000 Omitted)                     $23,151     $26,794     $22,756     $29,276     $40,589
Ratio of Expenses to Average
   Net Assets#                         1.72%@      1.61%@      1.57%@       1.29%       1.62%
Ratio of Net Investment Income
   (Loss) to Average Net Assets#      (0.40%)       0.47%       0.65%       0.61%     (0.40%)
Portfolio Turnover Rate                  187%        142%        195%        211%        155%
Average Commission Rate Paid^^        $0.0996     $0.1639           -           -           -

<  The per share information was computed based on weighted average shares.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended October 31, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.16%, 1.85%, 1.93%, and 1.43%, respectively, and ratio of net investment income to average net assets would have been (0.84%), 0.23%, 0.29% and 0.47%, respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                            Year Ended October 31
                                       ------------------------------------------------------
                                         1997        1996        1995        1994        1993

                                       Financial Services Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $22.94      $18.95      $15.31      $20.28      $15.28
                                       ------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                    0.28        0.50        0.29        0.29        0.24
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                       8.14        5.18        3.64       (0.66)       5.00
                                       ------------------------------------------------------
Total from Investment
   Operations                            8.42        5.68        3.93       (0.37)       5.24
                                       ------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                     0.28        0.50        0.29        0.29        0.24
In Excess of Net Investment
   Income                                0.00        0.05        0.00        0.00        0.00
Distributions from Capital
   Gains                                 1.94        1.14        0.00        4.31        0.00
                                       ------------------------------------------------------
Total Distributions                      2.22        1.69        0.29        4.60        0.24
                                       ------------------------------------------------------
Net Asset Value -
   End of Period                       $29.14      $22.94      $18.95      $15.31      $20.28
                                       ======================================================

TOTAL RETURN                           39.80%      31.48%      25.80%      (2.24%)     34.33%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                  $1,113,255    $542,688    $410,048    $266,170    $384,131
Ratio of Expenses to
   Average Net Assets                  0.99%@      1.11%@      1.26%@       1.18%       1.03%
Ratio of Net Investment
   Income to Average Net
   Assets                               1.19%       2.48%       2.10%       1.66%       1.16%
Portfolio Turnover Rate                   96%        141%        171%         88%        236%
Average Commission Rate Paid^^        $0.0887     $0.0835           -           -           -

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                        Year Ended October 31
                                       ------------------------------------------------------
                                        1997^        1996        1995        1994        1993<

                                       Gold Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $ 8.00      $ 5.21      $ 5.68      $ 6.23      $ 3.99
                                       ------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income (Loss)            (0.02)      (0.01)        0.01      (0.02)      (0.01)
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                      (2.62)       2.80       (0.47)      (0.53)       2.25
                                       ------------------------------------------------------
Total from Investment
   Operations                           (2.64)       2.79       (0.46)      (0.55)       2.24
                                       ------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income                                0.00        0.00        0.01        0.00        0.00
In Excess of Net Investment
   Income                                2.15        0.00        0.00        0.00        0.00
                                       ------------------------------------------------------
Total Distributions                      2.15        0.00        0.01        0.00        0.00
                                       ------------------------------------------------------
Net Asset Value -
   End of Period                       $ 3.21      $ 8.00      $ 5.21      $ 5.68      $ 6.23
                                       ======================================================

TOTAL RETURN                          (44.38%)     53.55%      (8.12%)     (8.83%)     56.27%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                    $151,085    $277,892    $151,779    $271,163    $292,940
Ratio of Expenses to
   Average Net Assets                  1.47%@      1.22%@      1.32%@       1.07%       1.03%
Ratio of Net Investment
   Income (Loss) to Average
   Net Assets                          (0.41%)     (0.08%)      0.13%      (0.32%)     (0.21%)
Portfolio Turnover Rate                  148%        155%         72%         97%        142%
Average Commission Rate Paid^^        $0.0359     $0.0415           -           -           -

^  The per share information was computed based on average shares.

<  The per share information was computed based on weighted average shares.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding throughout Each Period)

                                                          Year Ended October 31
                                       ------------------------------------------------------
                                         1997        1996        1995        1994        1993

                                       Health Sciences Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $55.24      $50.47      $35.09      $33.49      $35.65
                                       ------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income (Loss)             0.06        0.07       (0.03)      (0.24)      (0.13)
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                      10.85        8.78       15.41        1.84       (2.02)
                                       ------------------------------------------------------
Total from Investment
   Operations                           10.91        8.85       15.38        1.60       (2.15)
                                       ------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income                                0.06        0.07        0.00        0.00        0.01
Distributions from
   Capital Gains+                        8.59        4.01        0.00        0.00        0.00
                                       ------------------------------------------------------
Total Distributions                      8.65        4.08        0.00        0.00        0.01
                                       ------------------------------------------------------
Net Asset Value -
   End of Period                       $57.50      $55.24      $50.47      $35.09      $33.49
                                       ======================================================

TOTAL RETURN                           22.96%      17.99%      43.83%       4.78%      (6.01%)

RATIOS
Net Assets - End of Period
   ($000 Omitted)                    $944,498    $933,828    $860,926    $473,926    $560,294
Ratio of Expenses to Average
   Net Assets                          1.08%@      0.98%@      1.15%@       1.19%       1.16%
Ratio of Net Investment Income
   (Loss) to Average Net Assets         0.11%       0.11%      (0.08%)     (0.57%)     (0.34%)
Portfolio Turnover Rate                  143%         90%        107%         80%         87%
Average Commission Rate Paid^^        $0.0600     $0.1204           -           -           -

+ For the year ended October 31, 1993, the Portfolio declared a Capital Gains distribution which aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                         Year Ended October 31
                                       ------------------------------------------------------
                                         1997        1996        1995        1994       1993<

                                       Leisure Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $22.89      $23.78      $22.63      $25.47      $16.29
                                       ------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income (Loss)             0.02        0.04        0.08       (0.01)      (0.02)
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                       4.96        2.25        2.06       (0.94)       9.20
                                       ------------------------------------------------------
Total from Investment
   Operations                            4.98        2.29        2.14       (0.95)       9.18
                                       ------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income+                               0.02        0.04        0.08        0.00        0.00
Distributions from Capital Gains         0.64        2.25        0.91        1.89        0.00
In Excess of Capital Gains               0.00        0.89        0.00        0.00        0.00
                                       ------------------------------------------------------
Total Distributions                      0.66        3.18        0.99        1.89        0.00
                                       ------------------------------------------------------
Net Asset Value -
   End of Period                       $27.21      $22.89      $23.78      $22.63      $25.47
                                       ======================================================

TOTAL RETURN                           22.32%      10.66%       9.98%      (3.92%)     56.36%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                    $216,616    $252,297    $265,181    $282,649    $351,685
Ratio of Expenses to Average
   Net Assets                          1.41%@      1.30%@      1.29%@       1.17%       1.14%
Ratio of Net Investment Income
   (Loss) to Average Net Assets         0.05%       0.18%       0.31%       0.00%      (0.11%)
Portfolio Turnover Rate                   25%         56%        119%        116%        116%
Average Commission Rate Paid^^        $0.0672     $0.1503           -           -           -

<  The per share information was computed based on weighted average shares.

+ Distributions in excess of net investment income for the years ended October 31, 1997, 1996 and 1995, aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                            Year Ended October 31
                                       ------------------------------------------------------
                                         1997        1996        1995        1994        1993

                                       Technology Portfolio
PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $34.23      $34.33      $24.94      $26.99      $20.20
                                       ------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income (Loss)             0.13        0.07       (0.02)      (0.02)      (0.15)
Net Gains on Securities
   (Both Realized and
   Unrealized)                           6.23        5.76       10.20        1.19        6.94
                                       ------------------------------------------------------
Total from Investment Operations         6.36        5.83       10.18        1.17        6.79
                                       ------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                    0.13        0.07        0.00        0.00        0.00
Distributions from Capital
   Gains                                 4.49        5.86        0.79        3.22        0.00
                                       ------------------------------------------------------
Total Distributions                      4.62        5.93        0.79        3.22        0.00
                                       ------------------------------------------------------
Net Asset Value -
   End of Period                       $35.97      $34.23      $34.33      $24.94      $26.99
                                       ======================================================

TOTAL RETURN                           20.71%      19.98%      42.19%       5.04%      33.63%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                  $1,039,968    $789,611    $563,109    $327,260    $248,803
Ratio of Expenses to
   Average Net Assets                  1.05%@      1.08%@      1.12%@       1.17%       1.13%
Ratio of Net Investment Income
   (Loss) to Average Net Assets         0.41%       0.24%      (0.06%)     (0.55%)     (0.69%)
Portfolio Turnover Rate                  237%        168%        191%        145%        184%
Average Commission Rate Paid^^        $0.0633     $0.1557           -           -           -

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                         Year Ended October 31
                                       ------------------------------------------------------
                                         1997        1996        1995        1994        1993

                                       Utilities Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $12.04      $10.61      $ 9.76      $12.80      $10.10
                                       ------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                    0.32        0.37        0.44        0.33        0.29
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                       1.25        1.43        0.84       (1.12)       2.71
                                       ------------------------------------------------------
Total from Investment
   Operations                            1.57        1.80        1.28       (0.79)       3.00
                                       ------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                    0.32        0.37        0.43        0.25        0.30
Distributions from Capital
   Gains                                 0.87        0.00        0.00        2.00        0.00
                                       ------------------------------------------------------
Total Distributions                      1.19        0.37        0.43        2.25        0.30
                                       ------------------------------------------------------
Net Asset Value -
   End of Period                       $12.42      $12.04      $10.61       $9.76      $12.80
                                       ======================================================

TOTAL RETURN                           14.37%      17.18%      13.48%      (7.22%)     29.88%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                    $132,423    $153,082    $134,468    $139,579    $181,738
Ratio of Expenses to Average
   Net Assets#                         1.22%@      1.17%@      1.18%@       1.13%       1.06%
Ratio of Net Investment Income
   to Average Net Assets#               2.74%       3.28%       4.47%       3.33%       2.66%
Portfolio Turnover Rate                   55%        141%        185%        180%        202%
Average Commission Rate Paid^^        $0.0866     $0.0895           -           -           -

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended October 31, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.27%, 1.25%, 1.30% and 1.14%, respectively, and ratio of net investment income to average net assets would have been 2.69%, 3.20%, 4.34% and 3.32%, respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Report of Independent Accountants


To the Board of Directors and Shareholders of INVESCO Strategic Portfolios, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting INVESCO Strategic Portfolios, Inc. (the "Fund") at October 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP


Denver, Colorado
December 8, 1997

                               FAMILY OF FUNDS
                                                            Newspaper
Fund Name                   Fund Code    Ticker Symbol     Abbreviation
--------------------------------------------------------------------------------
International
International Growth           49           FSIGX              IntlGr
Asian Growth                   41           IVAGX             AsianGr
European                       56           FEURX               Europ
European Small Company         37           IVECX            EuroSmCo
Latin American Growth          34           IVSLX           LatinAmGr
Pacific Basin                  54           FPBSX               PcBas
--------------------------------------------------------------------------------
Sector
Energy                         50           FSTEX               Enrgy
Environmental Services         59           FSEVX              Envirn
Financial Services             57           FSFSX              FinSvc
Gold                           51           FGLDX                Gold
Health Sciences                52           FHLSX              HlthSc
Leisure                        53           FLISX              Leisur
Realty                         42           IVSRX              Realty
Technology                     55           FTCHX                Tech
Utilities                      58           FSTUX                Util
Worldwide Capital Goods        38           ISWGX              WldCap
Worldwide Communications       39           ISWCX              WldCom
--------------------------------------------------------------------------------
Capital Appreciation
Growth                         10           FLRFX               Grwth
Dynamics                       20           FIDYX                Dynm
Small Company Value            74           IDSCX             DivSmCo
Small Company Growth           60           FIEGX              Emgrth
--------------------------------------------------------------------------------
Growth & Income
Industrial Income              15           FIIIX              IndInc
Value Equity                   46           FSEQX               ValEq
Multi-Asset Allocation         70           IMAAX            MulAstAl
Balanced                       71           IMABX                 Bal
Total Return                   48           FSFLX              TotRtn
--------------------------------------------------------------------------------
Bond
Short-Term Bond                33           INIBX              ShTrBd
Intermediate Government Bond   47           FIGBX              IntGov
U.S. Government Securities     32           FBDGX               USGvt
Select Income                  30           FBDSX              SelInc
High Yield                     31           FHYPX               HiYld
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond     36           IVTIX                   *
Tax-Free Long-Term Bond        35           FTIFX               TxFre
--------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund     44           FUGXX            InvGvtMF
Cash Reserves                  25           FDSXX             InvCshR
Tax-Free Money Fund            40           FFRXX          InvTaxFree

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

INVESCO Distributors, Inc.(SM)
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:

Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.

Printed on recycled paper.